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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06463
AIM International Mutual Funds
(Invesco International Mutual Funds)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders   ▪   October 31, 2010

Invesco Asia Pacific Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Asia Pacific Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Asia Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2010, all share classes of Invesco Asia Pacific Growth Fund, at net asset value, delivered strong double-digit gains, outperforming the Fund’s style-specific benchmark, the MSCI AC Asia Pacific Ex-Japan Index. The Fund’s holdings in smaller Southeast Asian markets, as well as strong stock selection in China, were the leading contributors to outperformance. Exposure to mid- and small-cap stocks was also helpful during the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	38.04%

Class B Shares	37.05

Class C Shares	36.99

Class Y Shares	38.39

MSCI EAFE Index▼ (Broad Market Index)	8.36

MSCI All Country Asia Pacific Ex-Japan Index▼ (Style-Specific Index)	20.15

Lipper Pacific Region Ex-Japan Funds Index▼ (Peer Group Index)	28.62

▼	Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. But, not all news was bad. Equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses during the first six months of 2010, ending the fiscal year on a strong positive note.
     Emerging markets, and Asian markets in particular, were the biggest winners during the fiscal year. A deceleration in exports during the latter half of the year was offset by strong growth in retail and auto sales, as well as resilient housing markets. The key drivers for domestic demand growth were low interest rates and underleveraged consumers. The period ended with reported inflation numbers at or around central banks’ comfort levels. This, coupled with sluggish demand growth from the developed world, helped moderate moves to hike interest rates. We saw some central banks in emerging markets hold interest rates steady, which further boosted confidence in spending. We do need to caution, however, that the period ended with some Asian markets looking reasonably valued, given that they no longer trade at much of a discount compared to historical valuations or the developed world.
     In this environment, all share classes of the Fund, at net asset value, delivered strong double-digit gains for the fiscal year, outperforming the Fund’s style-specific benchmark. As always, we continue to construct the Fund using our long-term, bottom-up process that focuses on stock picking; and strong stock selection throughout the region was the main contributor to returns. If we look at the Fund from a country point of view, the biggest successes came from China, as well as smaller markets such as Thailand, Indonesia and the Philippines. The latter markets offer a combination of solid fundamentals, attractive valuations and a strong consumer base. Underweight

Portfolio Composition
By sector

Financials	20.5%

Consumer Discretionary	19.8

Information Technology	9.8

Industrials	9.7

Utilities	5.7

Health Care	5.5

Consumer Staples	5.4

Materials	4.2

Telecommunication Services	4.2

Energy	3.3

Money Market Funds Plus Other Assets
Less Liabilities	11.9

Top 10 Equity Holdings*

1.	SM Investments Corp.	4.1%

2.	PT Summarecon Agung Tbk	3.2

3.	Industrial and Commercial Bank of China Ltd. – Class H	2.8

4.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.5

5.	CNOOC Ltd.	2.4

6.	PT Perusahaan Gas Negara	2.4

7.	Philippine Long Distance Telephone Co.	2.1

8.	Xinyi Glass Holdings Co. Ltd.	2.1

9.	BHP Billiton Ltd.	2.1

10.	CSL Ltd.	2.1

Top Five Countries*

1. China	13.9%

2. Philippines	12.4

3. Australia	11.4

4. Indonesia	9.8

5. South Korea	8.5

Total Net Assets	$588.2 million

Total Number of Holdings*	66
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding cash equivalent holdings.

4	Invesco Asia Pacific Growth Fund

positions in India and Taiwan detracted marginally from performance.
     The Fund delivered positive performance from all 10 MSCI sectors, again attributable to our bottom-up approach. A large overweight position combined with good stock selection within the consumer discretionary sector made it one of the standouts during the period. The same holds true for industrials, while very strong stock selection within financials aided performance considerably. Significant underweight exposure to materials was negative, but that was tempered by positive stock selection within the sector.
     In terms of stocks, top performers included SM Investments, Xinyi Glass Holdings and Major Cineplex Group. SM Investments, a Philippines-based company with dominant franchises in retail and shopping mall operations, saw its stock rise from previously depressed valuation levels. The Philippines is a good example of a country with an emerging middle class of consumers with low debt and high savings. Xinyi Glass, an auto glass maker in China, has the largest market share in auto glass replacement in that country, and benefited from strong growth in domestic automobile sales as well as the continued boom in the local construction industry. Major Cineplex Group is Thailand’s leading lifestyle/entertainment company, with a significant market share in movie theatres and core holdings in bowling, karaoke, ice skating rinks, film distribution and the like. In each case, the index had very limited exposure to these stocks, demonstrating the benefits of the Fund’s benchmark-agnostic, all-cap investment approach. In contrast, the largest detractors included Australian property and casualty insurance provider QBE Group and Australian logistics firm Toll Holdings.
     The Fund’s investments in several high quality smaller cap stocks benefited performance. Although valuation advantages in small-cap stocks versus large-cap stocks are shrinking, we continue to see the small-cap arena as fertile ground for finding attractive valuation anomalies and inefficiencies.
     The Fund’s positioning is driven by our stock selection process, as opposed to any top-down or macro-based allocation criteria. In terms of countries, at fiscal year end, we remained more positive on smaller markets such as Indonesia, Malaysia, the Philippines and Thailand, and retained our underweight exposure to Australia, Hong Kong, India, South Korea and Taiwan. Turning to sector positioning, at fiscal year end, the Fund’s largest absolute and relative position was in the consumer discretionary sector. We also remained overweight in other consumer-related sectors, such as consumer staples, health care and utilities. The Fund ended the period still significantly underweight in financials, materials and information technology.
     Over the past 12 months, the Fund has experienced strong double-digit returns. While we are pleased to provide shareholders with this performance, it would be imprudent for us to suggest that such a level of return is sustainable over the long term. With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio holdings are comprised of companies characterized by high quality, reasonable valuations and sustainable earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.
     We thank you for your continued investment in Invesco Asia Pacific Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco Asia Pacific Growth Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of Invesco Asia Pacific Growth Fund. He joined Invesco in 2001. Mr. Jason earned a B.S. in finance and a B.S. in real estate from California State University at Northridge.
Barrett Sides
Portfolio manager, is manager of Invesco Asia Pacific Growth Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University. He also earned an M.B.A. in international business from the University of St. Thomas.

5	Invesco Asia Pacific Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 10/31/97, Fund data from 11/3/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Per-
formance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Asia Pacific Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable
sales charges

Class A Shares

Inception (11/3/97)	10.23%

10 Years	12.66

5 Years	16.46

1 Year	30.46

Class B Shares

Inception (11/3/97)	10.24%

10 Years	12.69

5 Years	16.69

1 Year	32.05

Class C Shares

Inception (11/3/97)	9.90%

10 Years	12.49

5 Years	16.88

1 Year	35.99

Class Y Shares

10 Years	13.35%

5 Years	17.89

1 Year	38.39
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.80%, 2.55%, 2.55% and 1.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end
including maximum applicable sales charges

Class A Shares

Inception (11/3/97)	10.10%

10 Years	11.33

5 Years	14.36

1 Year	27.49

Class B Shares

Inception (11/3/97)	10.12%

10 Years	11.37

5 Years	14.56

1 Year	28.85

Class C Shares

Inception (11/3/97)	9.77%

10 Years	11.16

5 Years	14.78

1 Year	32.82

Class Y Shares

10 Years	12.02%

5 Years	15.77

1 Year	35.25
Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco Asia Pacific Growth Fund

Invesco Asia Pacific Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Because the Fund’s investments are concentrated in the Pacific region, the Fund’s performance is expected to be closely tied to social, political and economic conditions within the Pacific region and to be more volatile than the performance of more geographically diversified funds.

■	Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduc-
tion of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Although the Fund’s returns during certain periods were positively affected by its investments in initial public offerings (IPO), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI All Country Asia Pacific Ex-Japan Index is an unmanaged index considered representative of Pacific region stock markets, excluding Japan.

■	The Lipper Pacific Region Ex-Japan Funds Index is an unmanaged index considered representative of Pacific region ex-Japan funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASIAX
Class B Shares	ASIBX
Class C Shares	ASICX
Class Y Shares	ASIYX

8	Invesco Asia Pacific Growth Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–88.04%
Australia–11.37%
BHP Billiton Ltd.	296,960	$12,256,178

Coca-Cola Amatil Ltd.	260,687	3,112,313

Cochlear Ltd.	133,000	9,253,913

Computershare Ltd.	721,474	7,174,974

CSL Ltd.	379,521	12,226,848

QBE Insurance Group Ltd.	450,483	7,597,741

Toll Holdings Ltd.	441,790	2,690,748

Woolworths Ltd.	269,146	7,461,856

WorleyParsons Ltd.	227,052	5,137,654

		66,912,225

China–13.92%
China Merchants Bank Co., Ltd.–Class H	3,204,000	9,118,964

CNOOC Ltd.–ADR	68,305	14,270,281

Haitian International Holdings Ltd.	3,592,000	3,656,180

Industrial and Commercial Bank of China Ltd.–Class H	20,325,000	16,454,360

Minth Group Ltd.	4,372,000	8,178,288

Stella International Holdings Ltd.	4,904,500	10,313,275

Vinda International Holdings Ltd.	3,097,000	4,027,319

Want Want China Holdings Ltd.	3,555,000	3,279,140

Xinyi Glass Holdings Co. Ltd.	15,710,000	12,559,746

		81,857,553

Hong Kong–8.36%
Cheung Kong (Holdings) Ltd.	601,000	9,229,999

Dickson Concepts (International) Ltd.	4,090,000	3,460,160

Franshion Properties China Ltd.	12,570,000	4,095,819

Hongkong Land Holdings Ltd.	686,000	4,733,400

Hutchison Whampoa Ltd.	968,000	9,555,834

Lee & Man Paper Manufacturing Ltd.	7,341,000	6,188,133

Li & Fung Ltd.	632,200	3,360,891

Paliburg Holdings Ltd.	11,613,240	4,099,011

Regal Hotels International Holdings Ltd.	11,208,000	4,453,414

		49,176,661

India–1.78%
Bharat Heavy Electricals Ltd.	53,486	2,654,050

Infosys Technologies Ltd.	129,079	7,782,584

		10,436,634

Indonesia–9.83%
PT Astra International Tbk	446,000	2,844,261

PT Bank Central Asia Tbk	4,928,500	3,865,476

PT Indocement Tunggal Prakarsa Tbk	2,999,000	6,140,266

PT Perusahaan Gas Negara	31,227,000	14,149,625

PT Summarecon Agung Tbk	149,373,500	18,930,450

PT Telekomunikasi Indonesia Tbk	11,704,000	11,916,133

		57,846,211

Malaysia–5.69%
Kossan Rubber Industries Berhad(a)	11,111,400	11,153,408

Parkson Holdings Berhad	6,017,601	11,484,267

Public Bank Berhad	2,637,000	10,814,115

		33,451,790

Philippines–12.38%
Ayala Corp.	916,310	8,572,666

Energy Development Corp.(b)	2,918,750	407,418

Energy Development Corp.	63,241,750	8,420,270

First Gen Corp.(b)(c)	1,919,100	608,363

First Gen Corp.(c)	21,408,489	6,786,578

GMA Holdings, Inc.–PDR(a)(b)(c)	1,468,000	250,576

GMA Holdings, Inc.–PDR(a)(c)	47,245,000	8,064,346

Manila Water Co.	7,519,400	3,258,523

Philippine Long Distance Telephone Co.	202,540	12,596,426

SM Investments Corp.	1,886,235	23,873,620

		72,838,786

Singapore–3.17%
Keppel Corp. Ltd.	1,484,000	11,442,726

United Overseas Bank Ltd.	500,000	7,213,722

		18,656,448

South Korea–8.53%
CJ CheilJedang Corp.	20,021	3,858,173

CJ Corp.	13,033	920,108

Hyundai Department Store Co., Ltd.	74,291	8,220,368

Hyundai Greenfood Co., Ltd	465,000	4,510,184

Hyundai Mobis	46,053	11,482,042

Lotte Confectionery Co., Ltd.	4,034	4,404,601

MegaStudy Co., Ltd.	25,933	4,563,559

NHN Corp.(c)	55,965	9,923,049

S1 Corp.	41,590	2,291,745

		50,173,829

Taiwan–5.40%
Hon Hai Precision Industry Co., Ltd.	1,392,160	5,289,248

MediaTek Inc.	209,191	2,629,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Asia Pacific Growth Fund

	Shares	Value

Taiwan–(continued)

Taiwan Semiconductor Manufacturing Co. Ltd.	7,228,464	$14,848,342

Wistron Corp.	4,371,244	8,997,345

		31,764,844

Thailand–7.61%
BEC World PCL	4,947,700	5,514,015

CP ALL PCL	4,014,400	5,966,627

Kasikornbank PCL	2,707,200	11,424,266

Major Cineplex Group PCL	17,038,900	7,910,511

Siam Commercial Bank PCL	2,488,300	8,518,729

Thai Stanley Electric PCL–Class F	872,000	5,402,672

		44,736,820

Total Common Stocks & Other Equity Interests (Cost $339,432,938)		517,851,801

Money Market Funds–12.41%
Liquid Assets Portfolio–Institutional Class(d)	36,509,655	36,509,655

Premier Portfolio–Institutional Class(d)	36,509,655	36,509,655

Total Money Market Funds (Cost $73,019,310)		73,019,310

TOTAL INVESTMENTS–100.45% (Cost $412,452,248)		590,871,111

OTHER ASSETS LESS LIABILITIES–(0.45)%		(2,622,029)

NET ASSETS–100.00%		$588,249,082

Investment Abbreviations:

ADR	– American Depositary Receipt
PDR	– Philippine Deposit Receipt

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2010 represented 3.31% of the Fund’s Net Assets. See Note 4.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2010 was $1,266,357, which represented 0.22% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Asia Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $321,600,557)	$498,383,471

Investments in affiliated money market funds, at value and cost	73,019,310

Investments in affiliates, at value (Cost $17,832,381)	19,468,330

Total investments, at value (Cost $412,452,248)	590,871,111

Foreign currencies, at value (Cost $1,254,917)	1,317,942

Receivables for:
Investments sold	3,767,185

Fund shares sold	2,782,497

Dividends	39,389

Investment for trustee deferred compensation and retirement plans	32,292

Other assets	24,409

Total assets	598,834,825

Liabilities:
Payables for:
Investments purchased	5,960,061

Fund shares reacquired	922,159

Accrued fees to affiliates	434,920

Accrued other operating expenses	3,199,527

Trustee deferred compensation and retirement plans	69,076

Total liabilities	10,585,743

Net assets applicable to shares outstanding	$588,249,082

Net assets consist of:
Shares of beneficial interest	$401,521,256

Undistributed net investment income	3,811,112

Undistributed net realized gain	4,437,861

Unrealized appreciation	178,478,853

$588,249,082

Net Assets:
Class A	$429,595,663

Class B	$40,298,924

Class C	$85,918,023

Class Y	$32,436,472

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	14,176,755

Class B	1,410,028

Class C	3,021,413

Class Y	1,067,295

Class A:
Net asset value per share	$30.30

Maximum offering price per share (Net asset value of $30.30 divided by 94.50%)	$32.06

Class B:
Net asset value and offering price per share	$28.58

Class C:
Net asset value and offering price per share	$28.44

Class Y:
Net asset value and offering price per share	$30.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Asia Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $1,308,063)	$11,130,167

Dividends from affiliated money market funds	35,476

Dividends from affiliates	494,265

Total investment income	11,659,908

Expenses:
Advisory fees	4,286,402

Administrative services fees	136,758

Custodian fees	516,977

Distribution fees:
Class A	856,174

Class B	366,351

Class C	661,476

Transfer agent fees	1,133,977

Trustees’ and officers’ fees and benefits	29,671

Other	217,284

Total expenses	8,205,070

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(39,197)

Net expenses	8,165,873

Net investment income	3,494,035

Realized and unrealized gain from:
Net realized gain from:
Investment securities (net of foreign taxes of $425,697)	30,760,371

Foreign currencies	717,867

31,478,238

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $2,145,707)	114,597,980

Foreign currencies	(10,753)

114,587,227

Net realized and unrealized gain	146,065,465

Net increase in net assets resulting from operations	$149,559,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Asia Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$3,494,035	$3,813,956

Net realized gain (loss)	31,478,238	(24,490,302)

Change in net unrealized appreciation	114,587,227	178,939,287

Net increase in net assets resulting from operations	149,559,500	158,262,941

Distributions to shareholders from net investment income:
Class A	(3,879,814)	(4,688,286)

Class B	(275,097)	(215,906)

Class C	(443,821)	(303,014)

Class Y	(174,270)	(113,956)

Total distributions from net investment income	(4,773,002)	(5,321,162)

Share transactions–net:
Class A	23,943,896	(4,247,043)

Class B	(6,061,150)	(5,682,137)

Class C	9,548,306	(2,774,968)

Class Y	14,277,167	3,455,633

Net increase (decrease) in net assets resulting from share transactions	41,708,219	(9,248,515)

Net increase in net assets	186,494,717	143,693,264

Net assets:
Beginning of year	401,754,365	258,061,101

End of year (includes undistributed net investment income of $3,811,112 and $4,686,466, respectively)	$588,249,082	$401,754,365

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Asia Pacific Growth Fund, formerly AIM Asia Pacific Growth Fund (the “Fund”), is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

13        Invesco Asia Pacific Growth Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        Invesco Asia Pacific Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

15        Invesco Asia Pacific Growth Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $33,242.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,089.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $86,443 in front-end sales commissions from the sale of Class A shares and $8,624, $78,742 and $10,496 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Asia Pacific Growth Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$9,253,913	$57,658,312	$—	$66,912,225

China	43,724,483	38,133,070	—	81,857,553

Hong Kong	9,186,814	39,989,847	—	49,176,661

India	—	10,436,634	—	10,436,634

Indonesia	35,050,285	22,795,926	—	57,846,211

Malaysia	10,814,115	22,637,675	—	33,451,790

Philippines	48,043,491	24,795,295	—	72,838,786

Singapore	11,442,726	7,213,722	—	18,656,448

South Korea	24,998,721	25,175,108	—	50,173,829

Taiwan	2,629,909	29,134,935	—	31,764,844

Thailand	27,798,539	16,938,281	—	44,736,820

United States	73,019,310	—	—	73,019,310

Total Investments	$295,962,306	$294,908,805	$—	$590,871,111

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2010.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	10/31/09	at Cost	from Sales	Appreciation	Gain (Loss)	10/31/10	Income

GMA Holdings, Inc. — PDR	$8,349,261	$—	$(548,890)	$762,769	$(248,218)	$8,314,922	$366,979

Kossan Rubber Industries	10,405,584	2,029,793	(5,836,721)	2,569,960	1,984,792	11,153,408	127,286

Total	$18,754,845	$2,029,793	$(6,385,611)	$3,332,729	$1,736,574	$19,468,330	$494,265

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,866.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $3,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Asia Pacific Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$4,773,002	$5,321,162

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$3,910,008

Undistributed long-term gain	5,045,044

Net unrealized appreciation — investments	177,780,239

Net unrealized appreciation (depreciation) — other investments	59,990

Temporary book/tax differences	(67,455)

Shares of beneficial interest	401,521,256

Total net assets	$588,249,082

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $106,256,889 and $118,452,778, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$191,886,551

Aggregate unrealized (depreciation) of investment securities	(14,106,312)

Net unrealized appreciation of investment securities	$177,780,239

Cost of investments for tax purposes is $413,090,872.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2010, undistributed net investment income was increased by $403,613 and undistributed net realized gain was decreased by $403,613. This reclassification had no effect on the net assets of the Fund.

18        Invesco Asia Pacific Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	5,094,972	$134,540,630	3,454,120	$60,680,266

Class B	242,206	5,936,913	289,173	4,891,901

Class C	1,020,065	25,280,888	802,180	13,499,209

Class Y	895,032	23,297,209	266,298	4,623,630

Issued as reinvestment of dividends:
Class A	153,943	3,585,333	339,936	4,419,172

Class B	11,405	252,177	16,479	204,009

Class C	18,610	409,418	22,771	280,539

Class Y	6,558	152,858	8,633	112,231

Automatic conversion of Class B shares to Class A shares:
Class A	156,332	3,934,508	200,311	3,215,180

Class B	(165,172)	(3,934,508)	(211,152)	(3,215,180)

Reacquired:(b)
Class A	(4,677,943)	(118,116,575)	(4,554,456)	(72,561,661)

Class B	(351,613)	(8,315,732)	(530,054)	(7,562,867)

Class C	(685,012)	(16,142,000)	(1,144,906)	(16,554,716)

Class Y	(363,295)	(9,172,900)	(67,768)	(1,280,228)

Net increase (decrease) in share activity	1,356,088	$41,708,219	(1,108,435)	$(9,248,515)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $37,011 and $32,065 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Asia Pacific Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/10	$22.23	$0.23	$8.12	$8.35	$(0.28)	$—	$(0.28)	$30.30	37.97%	$429,596	1.60	%(e)	1.61	%(e)	0.91	%(e)	25%
Year ended 10/31/09	13.52	0.24	8.82	9.06	(0.35)	—	(0.35)	22.23	68.89	298,982	1.78		1.79		1.43		28
Year ended 10/31/08	35.16	0.34	(18.36)	(18.02)	(0.21)	(3.41)	(3.62)	13.52	(56.58)	189,403	1.67		1.68		1.34		25
Year ended 10/31/07	22.82	0.24	13.00	13.24	(0.10)	(0.80)	(0.90)	35.16	59.90	646,720	1.61		1.63		0.84		41
Year ended 10/31/06	16.41	0.14	6.39	6.53	(0.12)	—	(0.12)	22.82	39.97	292,771	1.83		1.85		0.68		58

Class B
Year ended 10/31/10	21.02	0.04	7.69	7.73	(0.17)	—	(0.17)	28.58	36.98	40,299	2.35	(e)	2.36	(e)	0.16	(e)	25
Year ended 10/31/09	12.65	0.11	8.37	8.48	(0.11)	—	(0.11)	21.02	67.63	35,178	2.53		2.54		0.68		28
Year ended 10/31/08	33.19	0.14	(17.23)	(17.09)	(0.04)	(3.41)	(3.45)	12.65	(56.91)	26,678	2.42		2.43		0.59		25
Year ended 10/31/07	21.65	0.02	12.32	12.34	—	(0.80)	(0.80)	33.19	58.70	92,295	2.36		2.38		0.09		41
Year ended 10/31/06	15.61	(0.01)	6.08	6.07	(0.03)	—	(0.03)	21.65	38.96	53,936	2.58		2.60		(0.07)		58

Class C
Year ended 10/31/10	20.92	0.04	7.65	7.69	(0.17)	—	(0.17)	28.44	36.97	85,918	2.35	(e)	2.36	(e)	0.16	(e)	25
Year ended 10/31/09	12.59	0.11	8.33	8.44	(0.11)	—	(0.11)	20.92	67.64	55,810	2.53		2.54		0.68		28
Year ended 10/31/08	33.06	0.14	(17.16)	(17.02)	(0.04)	(3.41)	(3.45)	12.59	(56.92)	37,630	2.42		2.43		0.59		25
Year ended 10/31/07	21.56	0.02	12.28	12.30	—	(0.80)	(0.80)	33.06	58.77	130,965	2.36		2.38		0.09		41
Year ended 10/31/06	15.55	(0.01)	6.05	6.04	(0.03)	—	(0.03)	21.56	38.92	54,898	2.58		2.60		(0.07)		58

Class Y
Year ended 10/31/10	22.28	0.30	8.14	8.44	(0.33)	—	(0.33)	30.39	38.31	32,436	1.35	(e)	1.36	(e)	1.16	(e)	25
Year ended 10/31/09	13.52	0.29	8.82	9.11	(0.35)	—	(0.35)	22.28	69.31	11,785	1.53		1.54		1.68		28
Year ended 10/31/08(f)	17.47	0.02	(3.97)	(3.95)	—	—	—	13.52	(22.61)	4,351	1.52	(g)	1.52	(g)	1.49	(g)	25

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $342,470, $36,635, $66,148, and $18,913 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        Invesco Asia Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco Asia Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Asia Pacific Growth Fund (formerly known as AIM Asia Pacific Growth Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Asia Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,168.10	$8.63	$1,017.24	$8.03	1.58%

B	1,000.00	1,164.10	12.71	1,013.46	11.82	2.33

C	1,000.00	1,163.70	12.71	1,013.46	11.82	2.33

Y	1,000.00	1,169.40	7.27	1,018.50	6.77	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Asia Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Asia Pacific Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

23        Invesco Asia Pacific Growth Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Pacific Ex Japan Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for the Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Affiliated Sub-Advisers and other Invesco Advisers’ affiliated investment advisers advise funds with comparable investment strategies in other jurisdictions; however, the Board did not consider comparisons of fees charged to those funds to be apt, as those fees may include more than investment management services.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Asia Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	84.15%
Corporate Dividends Received Deduction*	0.00%
Foreign Taxes	$0.0818	per share
Foreign Source Income	$0.7320	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Asia Pacific Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

APG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco European Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco European Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco European Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, all share classes of Invesco European Growth Fund, at net asset value, delivered double-digit gains outperforming the Fund’s style-specific benchmark, the MSCI Europe Growth Index. The Fund’s strong stock selection, particularly in the financials, health care and utilities sectors, provided the largest positive contributions to this outperformance. Relative results also benefited from the Fund’s all-cap flexibility, which enjoyed robust returns from small-cap stocks, a segment of the market that is not meaningfully represented in the MSCI Europe Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.12%

Class B Shares	16.24

Class C Shares	16.23

Class R Shares	16.82

Class Y Shares	17.40

Investor Class Shares	17.12

MSCI EAFE Index▼ (Broad Market Index)	8.36

MSCI Europe Growth Index▼ (Style-Specific Index)	13.15

Lipper European Funds Index▼ (Peer Group Index)	14.63

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth but their stock prices have not fully reflected these attributes.
      While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock is overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal budget deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. But, not all news was negative. Growth fundamentals in Asia remained quite strong, and overall, global equity markets appeared to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010. Indeed, equity markets ended the fiscal year on a positive note.
     Turning to Europe, the euro rebounded sharply after sliding in value during the first half of 2010. Since June, the euro has appreciated double digits versus the dollar, which has sparked numerous headlines downplaying growth prospects for the euro zone economy. Nevertheless, Europe’s solid performance during a period of marked volatility served as a useful reminder that, in general, when investors focus disproportionately on the macroeconomic or GDP trends in a market, equity markets can surprise investors when they move against common wisdom that economic growth and market performance are related.
     As always, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks based on their individual merit. From a sector perspective, the Fund delivered double-digit returns across nine of the 10 sectors, with the telecommunication services sector being the only exception. The most significant relative outperformance was derived from very strong stock selection in the financials, health care and utilities sectors.
     Within the financials sector, the Fund’s strong gains were in sharp contrast to the negative returns delivered by the

Portfolio Composition
By sector

Consumer Discretionary	18.0%

Industrials	17.1

Consumer Staples	15.6

Financials	12.1

Health Care	10.3

Energy	9.2

Utilities	3.3

Telecommunication Services	3.2

Information Technology	2.6

Materials	0.7

Money Market Funds Plus Other Assets Less Liabilities	7.9

Top 10 Equity Holdings*

1.	Shire PLC	2.3%

2.	Haci Omer Sabanci Holding A.S.	2.3

3.	Roche Holding AG	2.3

4.	Aryzta AG	2.2

5.	Homeserve PLC	2.1

6.	Nestle S.A.	2.1

7.	Imperial Tobacco Group PLC	2.1

8.	Novo Nordisk A.S.	2.0

9.	Informa PLC	2.0

10.	Dufry Group	1.9

Top Five Countries*

1. United Kingdom	38.2%

2. Switzerland	11.3

3. Germany	8.8

4. Netherlands	5.6

5. France	4.4

Total Net Assets	$905.4 million

Total Number of Holdings*	73
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco European Growth Fund

corresponding sector index. Relative results were also supported by the Fund’s predominantly underweight exposure to this sector, which proved to be the weakest of all the 10 sectors. This underweight to the financials sector was primarily due to the portfolio’s limited exposure to large commercial banks and capital market stocks-segments of the market we believe may be susceptible to regulatory change and balance sheet risk. In contrast, the Fund’s financial exposure is more biased toward insurance and diversified financials sub-sectors, where top performers included U.K.-based IG Group Holdings and Turkey-based Haci Omer Sabanci.
     In the health care sector, strong stock selection in the pharmaceuticals industry led to outperformance versus the index sector. Top contributors included Novo Nordisk, the leading insulin and diabetes care company from Denmark, and Shire, the U.K.-based biopharmaceuticals company. Within the utilities sector, particular strength was seen in International Power, the U.K.-based company which was subject to a bid from a major French power company.
     In contrast, the materials sector proved to be a drag on relative returns despite delivering attractive absolute gains. This relative “headwind” was due to a combination of the Fund’s stock selection, and the continued significant underweight exposure to this strongly performing sector. Other detractors from relative returns included stock selection in the consumer discretionary sector (despite being very positive on an absolute basis), and the impact of the Fund’s cash position in a rising equity market.
     In broad geographic terms, the Fund benefited most significantly from strong outperformance in the U.K. and Switzerland, the two largest countries in the portfolio. They jointly represent almost half of the portfolio with the U.K. representing approximately one-third. Within the U.K. the largest contributors included international home emergency repairs business Homeserve, and in Switzerland, the global travel retailer Dufry Group. Amongst the smaller markets in the region, the Fund’s exposure to Turkey was another area of strong outperformance with Tupras-Turkiye Petrol Rafinerileri, the country’s dominant oil refiner, being a leading contributor. In contrast, relative gains were modestly offset by the negative impact of stock selection in France, Sweden and Italy.
     As mentioned above, stock selection in the portfolio is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up, stock selection is the key driver of the portfolio’s overall profile. As of the end of the period, the portfolio’s most meaningful overweight sectors relative to its benchmark were consumer discretionary, energy and industrials. In contrast, the portfolio ended the period with the largest underweight positions in materials, consumer staples and health care. In terms of activity during the fiscal year, the most meaningful increases in relative exposures were to the consumer discretionary and financials sectors - this increased exposure to financials took the portfolio close to an in-line weighting with the index by period end. In contrast, the most meaningful sector reductions were seen in health care, materials and telecommunication services.
     Broadly speaking, although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment.
     We thank you for your continued investment in Invesco European Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is lead manager with respect to small- and mid-cap investments of Invesco European Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Clas G. Olsson
Portfolio manager and CIO of Invesco’s International Growth Investment Management Unit, is lead manager with respect to large-cap investments of Invesco European Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco European Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is manager of Invesco European Growth Fund. He joined Invesco in 1999. Mr. Endresen earned a B.S. in finance from the University of Oregon. He also earned an M.B.A. from The University of Texas at Austin.
Richard Nield
Chartered Financial Analyst, portfolio manager, is manager of Invesco European Growth Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

5	Invesco European Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 10/31/97, Fund data from 11/3/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Per-
formance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco European Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (11/3/97)	11.51%

10 Years	5.72

5 Years	5.72

1 Year	10.68

Class B Shares

Inception (11/3/97)	11.52%

10 Years	5.72

5 Years	5.81

1 Year	11.24

Class C Shares

Inception (11/3/97)	11.21%

10 Years	5.56

5 Years	6.12

1 Year	15.23

Class R Shares

10 Years	6.10%

5 Years	6.65

1 Year	16.82

Class Y Shares

10 Years	6.37%

5 Years	7.03

1 Year	17.40

Investor Class Shares

10 Years	6.34%

5 Years	6.94

1 Year	17.12

Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (11/3/97)	11.14%

10 Years	4.45

5 Years	3.70

1 Year	4.79

Class B Shares

Inception (11/3/97)	11.16%

10 Years	4.46

5 Years	3.79

1 Year	5.09

Class C Shares

Inception (11/3/97)	10.85%

10 Years	4.30

5 Years	4.10

1 Year	9.09

Class R Shares

10 Years	4.82%

5 Years	4.63

1 Year	10.62

Class Y Shares

10 Years	5.09%

5 Years	4.98

1 Year	11.18

Investor Class Shares

10 Years	5.06%

5 Years	4.90

1 Year	10.92

may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41% and 1.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco European Growth Fund

Invesco European Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI Europe Growth Index is an unmanaged index considered representative of European growth stocks.

■	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AEDAX
Class B Shares	AEDBX
Class C Shares	AEDCX
Class R Shares	AEDRX
Class Y Shares	AEDYX
Investor Class Shares	EGINX

8	Invesco European Growth Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–92.13%
Austria–0.67%
Andritz AG	78,641	$6,025,567

Belgium–1.86%
Anheuser-Busch InBev N.V.	267,742	16,851,023

Denmark–2.00%
Novo Nordisk A.S.–Class B	172,665	18,140,058

France–4.36%
AXA S.A.	267,722	4,874,861

BNP Paribas	160,228	11,721,456

Cie Generale des Etablissements Michelin–Class B	61,213	4,870,016

Danone S.A.	149,516	9,465,222

Total S.A.	157,298	8,549,861

		39,481,416

Germany–8.77%
Bayer AG	177,623	13,302,568

Bayerische Motoren Werke AG	206,089	14,795,683

Deutsche Boerse AG	119,315	8,397,936

Fresenius Medical Care AG & Co. KGaA	141,770	9,033,076

Puma AG Rudolf Dassler Sport	37,817	12,591,767

SAP AG	168,653	8,797,276

Wirecard AG	835,563	12,480,999

		79,399,305

Greece–1.69%
Intralot S.A.	2,226,503	9,747,932

Jumbo S.A.	716,646	5,516,965

		15,264,897

Ireland–3.16%
DCC PLC	407,912	11,788,655

Paddy Power PLC	417,196	16,842,578

		28,631,233

Italy–1.82%
Ansaldo STS S.p.A.	273,642	3,773,181

Finmeccanica S.p.A.	483,093	6,745,313

UniCredit S.p.A.	2,297,085	5,980,509

		16,499,003

Netherlands–5.60%
Aalberts Industries N.V.	798,426	14,588,291

Koninklijke (Royal) KPN N.V.	540,194	9,024,049

Koninklijke Ahold N.V.	770,622	10,652,734

TNT N.V.	372,837	9,913,404

Unilever N.V.	221,016	6,555,045

		50,733,523

Norway–3.31%
Prosafe S.E.	2,168,647	14,294,988

TGS Nopec Geophysical Co. A.S.A.	902,461	15,638,302

		29,933,290

Russia–1.71%
Gazprom OAO–ADR(a)	396,857	8,688,040

VimpelCom Ltd.–ADR(a)	444,629	6,816,163

		15,504,203

Spain–0.70%
Prosegur, Compania de Seguridad S.A.	105,356	6,315,442

Sweden–2.89%
Intrum Justitia A.B.	810,101	11,148,735

Kinnevik Investment AB–Class B	403,826	8,330,233

Oriflame Cosmetics S.A.–SDR	87,194	4,930,341

Telefonaktiebolaget LM Ericsson–Class B	157,560	1,729,978

		26,139,287

Switzerland–11.26%
Aryzta AG	449,957	19,699,813

Dufry Group(a)	147,013	17,073,345

Julius Baer Group Ltd.	187,464	7,912,268

Nestle S.A.	347,781	19,060,841

Novartis AG	186,772	10,826,400

Roche Holding AG	142,159	20,871,749

Syngenta AG	23,638	6,537,557

		101,981,973

Turkey–4.17%
Haci Omer Sabanci Holding A.S.	3,826,299	20,938,503

Tupras-Turkiye Petrol Rafinerileri A.S.	630,483	16,816,168

		37,754,671

United Kingdom–38.16%
Amlin PLC	2,260,983	14,730,195

Babcock International Group PLC	740,971	6,886,096

Balfour Beatty PLC	2,145,257	9,511,134

BG Group PLC	525,644	10,225,810

British American Tobacco PLC	321,997	12,279,272

Bunzl PLC	733,895	8,690,048

Centrica PLC	2,436,700	12,970,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco European Growth Fund

	Shares	Value

United Kingdom–(continued)

Chemring Group PLC	247,837	$11,905,335

Compass Group PLC	1,842,815	15,103,278

Homeserve PLC	2,650,051	19,247,919

IG Group Holdings PLC	2,002,117	16,954,238

Imperial Tobacco Group PLC	582,222	18,648,557

Informa PLC	2,591,598	18,104,976

International Power PLC	2,511,089	16,790,140

Kingfisher PLC	2,103,441	8,014,677

Lancashire Holdings Ltd.	1,049,341	9,550,120

Mitie Group PLC	3,720,824	12,114,533

Next PLC	254,035	9,300,870

Reckitt Benckiser Group PLC	157,830	8,828,425

Reed Elsevier PLC	1,106,916	9,488,822

Royal Dutch Shell PLC–Class B	292,051	9,352,047

Shire PLC	895,197	20,988,322

Tesco PLC	2,088,642	14,285,095

Ultra Electronics Holdings PLC	547,110	16,314,165

United Business Media Ltd.	671,954	7,084,501

Vodafone Group PLC	4,911,145	13,365,713

William Hill PLC	1,799,895	4,634,543

WPP PLC	871,306	10,146,444

		345,515,441

Total Common Stocks & Other Equity Interests (Cost $634,147,700)		834,170,332

Money Market Funds–7.50%
Liquid Assets Portfolio–Institutional Class(b)	33,953,872	33,953,872

Premier Portfolio–Institutional Class(b)	33,953,872	33,953,872

Total Money Market Funds (Cost $67,907,744)		67,907,744

TOTAL INVESTMENTS–99.63% (Cost $702,055,444)		902,078,076

OTHER ASSETS LESS LIABILITIES–0.37%		3,313,289

NET ASSETS–100.00%		$905,391,365

Investment Abbreviations:

ADR	– American Depositary Receipt
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco European Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $634,147,700)	$834,170,332

Investments in affiliated money market funds, at value and cost	67,907,744

Total investments, at value (Cost $702,055,444)	902,078,076

Foreign currencies, at value (Cost $1,340,913)	1,330,773

Receivables for:
Investments sold	7,777,055

Fund shares sold	685,610

Dividends	1,419,329

Investment for trustee deferred compensation and retirement plans	62,005

Other assets	24,382

Total assets	913,377,230

Liabilities:
Payables for:
Investments purchased	6,015,202

Fund shares reacquired	905,117

Accrued fees to affiliates	649,601

Accrued other operating expenses	254,809

Trustee deferred compensation and retirement plans	161,136

Total liabilities	7,985,865

Net assets applicable to shares outstanding	$905,391,365

Net assets consist of:
Shares of beneficial interest	$740,048,100

Undistributed net investment income	10,301,245

Undistributed net realized gain (loss)	(44,997,219)

Unrealized appreciation	200,039,239

$905,391,365

Net Assets:
Class A	$433,346,868

Class B	$31,767,214

Class C	$56,636,657

Class R	$17,578,114

Class Y	$190,993,964

Investor Class	$175,068,548

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	14,062,995

Class B	1,098,315

Class C	1,956,432

Class R	572,885

Class Y	6,179,257

Investor Class	5,692,177

Class A:
Net asset value per share	$30.81

Maximum offering price per share
(Net asset value of $30.81 divided by 94.50%)	$32.60

Class B:
Net asset value and offering price per share	$28.92

Class C:
Net asset value and offering price per share	$28.95

Class R:
Net asset value and offering price per share	$30.68

Class Y:
Net asset value and offering price per share	$30.91

Investor Class:
Net asset value and offering price per share	$30.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco European Growth Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $1,605,871)	$21,793,181

Dividends from affiliated money market funds	87,765

Interest	10,819

Total investment income	21,891,765

Expenses:
Advisory fees	7,737,188

Administrative services fees	246,206

Custodian fees	410,865

Distribution fees:
Class A	1,058,157

Class B	346,169

Class C	564,113

Class R	81,421

Investor Class	387,946

Transfer agent fees	2,004,625

Trustees’ and officers’ fees and benefits	40,799

Other	309,382

Total expenses	13,186,871

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(123,329)

Net expenses	13,063,542

Net investment income	8,828,223

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	48,366,759

Foreign currencies	211,441

48,578,200

Change in net unrealized appreciation (depreciation) of:
Investment securities	73,804,070

Foreign currencies	(50,487)

73,753,583

Net realized and unrealized gain	122,331,783

Net increase in net assets resulting from operations	$131,160,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco European Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$8,828,223	$9,090,037

Net realized gain (loss)	48,578,200	(89,599,947)

Change in net unrealized appreciation	73,753,583	247,939,224

Net increase in net assets resulting from operations	131,160,006	167,429,314

Distributions to shareholders from net investment income:
Class A	(6,045,526)	(14,054,472)

Class B	(289,814)	(867,366)

Class C	(441,336)	(1,170,999)

Class R	(192,013)	(424,982)

Class Y	(1,998,716)	(179,135)

Investor Class	(2,436,731)	(5,350,869)

Total distributions from net investment income	(11,404,136)	(22,047,823)

Distributions to shareholders from net realized gains:
Class A	—	(24,532,024)

Class B	—	(2,909,127)

Class C	—	(3,927,540)

Class R	—	(879,365)

Class Y	—	(310,669)

Investor Class	—	(9,173,489)

Total distributions from net realized gains	—	(41,732,214)

Share transactions–net:
Class A	(69,998,952)	(41,789,081)

Class B	(12,200,136)	(13,297,898)

Class C	(11,096,982)	(12,977,003)

Class R	(1,757,407)	(189,614)

Class Y	85,153,798	76,399,811

Investor Class	(27,252,780)	(3,301,594)

Net increase (decrease) in net assets resulting from share transactions	(37,152,459)	4,844,621

Net increase in net assets	82,603,411	108,493,898

Net assets:
Beginning of year	822,787,954	714,294,056

End of year (includes undistributed net investment income of $10,301,245 and $11,241,992, respectively)	$905,391,365	$822,787,954

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco European Growth Fund, formerly AIM European Growth Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately.

13        Invesco European Growth Fund

Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they

14        Invesco European Growth Fund

reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco European Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $113,248.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,927.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $33,844 in front-end sales commissions from the sale of Class A shares and $16, $74,250 and $3,592 from Class A, Class B, and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

16        Invesco European Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Austria	$6,025,567	$—	$—	$6,025,567

Belgium	—	16,851,023	—	16,851,023

Denmark	—	18,140,058	—	18,140,058

France	39,481,416	—	—	39,481,416

Germany	38,709,287	40,690,018	—	79,399,305

Greece	5,516,965	9,747,932	—	15,264,897

Ireland	28,631,233	—	—	28,631,233

Italy	10,518,494	5,980,509	—	16,499,003

Netherlands	50,733,523	—	—	50,733,523

Norway	29,933,290	—	—	29,933,290

Russia	6,816,163	8,688,040	—	15,504,203

Spain	6,315,442	—	—	6,315,442

Sweden	26,139,287	—	—	26,139,287

Switzerland	82,921,132	19,060,841	—	101,981,973

Turkey	—	37,754,671	—	37,754,671

United Kingdom	304,154,865	41,360,576	—	345,515,441

United States	67,907,744	—	—	67,907,744

Total Investments	$703,804,408	$198,273,668	$—	$902,078,076

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,154.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $4,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

17        Invesco European Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$11,404,136	$22,078,111

Long-term capital gain	—	41,701,926

Total distributions	$11,404,136	$63,780,037

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$10,452,556

Net unrealized appreciation — investments	199,826,060

Net unrealized appreciation — other investments	16,607

Temporary book/tax differences	(151,311)

Capital loss carryforward	(44,800,647)

Shares of beneficial interest	740,048,100

Total net assets	$905,391,365

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $47,139,605 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$44,800,647

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $194,407,023 and $215,433,115, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$246,193,980

Aggregate unrealized (depreciation) of investment securities	(46,367,920)

Net unrealized appreciation of investment securities	$199,826,060

Cost of investments for tax purposes is $702,252,016.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of a distribution reclass, on October 31, 2010, undistributed net investment income was increased by $1,635,166, undistributed net realized gain (loss) was decreased by $1,635,166. This reclassification had no effect on the net assets of the Fund.

18        Invesco European Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2010(a)		October 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	906,997	$24,886,945	1,475,187	$33,261,205

Class B	66,960	1,742,084	138,740	2,789,798

Class C	151,508	3,931,229	241,381	5,086,595

Class R	198,310	5,430,864	319,776	6,984,583

Class Y	3,963,944	111,220,666	3,024,269	78,370,407

Investor Class	231,996	6,381,125	323,015	7,068,368

Issued as reinvestment of dividends:
Class A	203,191	5,549,150	1,836,980	35,894,596

Class B	10,629	274,323	193,377	3,575,537

Class C	15,328	395,924	255,677	4,732,600

Class R	7,027	191,567	66,693	1,301,182

Class Y	22,909	626,323	24,655	482,008

Investor Class	86,999	2,371,578	715,676	13,955,686

Automatic conversion of Class B shares to Class A shares:
Class A	212,293	5,820,337	401,808	8,348,202

Class B	(225,403)	(5,820,337)	(426,150)	(8,348,202)

Reacquired:(b)
Class A	(3,894,131)	(106,255,384)	(5,739,028)	(119,293,084)

Class B	(328,350)	(8,396,206)	(578,410)	(11,315,031)

Class C	(601,401)	(15,424,135)	(1,156,957)	(22,796,198)

Class R	(270,093)	(7,379,838)	(366,959)	(8,475,379)

Class Y	(979,371)	(26,693,191)	(103,540)	(2,452,604)

Investor Class	(1,320,990)	(36,005,483)	(1,142,853)	(24,325,648)

Net increase (decrease) in share activity	(1,541,648)	$(37,152,459)	(496,663)	$4,844,621

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 20% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Net of redemption fees of $19,529 and $8,854 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.
  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco European Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/10	$26.66	$0.29	$4.23	$4.52	$(0.37)	$—	$(0.37)	$30.81	17.12%	$433,347	1.50	%(e)	1.51	%(e)	1.07	%(e)	25%
Year ended 10/31/09	22.86	0.32	5.64	5.96	(0.78)	(1.38)	(2.16)	26.66	29.54	443,525	1.64		1.65		1.48		21
Year ended 10/31/08	49.22	0.63	(23.02)	(22.39)	(0.58)	(3.39)	(3.97)	22.86	(49.17)	426,609	1.49		1.50		1.66		18
Year ended 10/31/07	39.83	0.56	11.52	12.08	(0.31)	(2.38)	(2.69)	49.22	31.84	1,095,988	1.47		1.49		1.28		20
Year ended 10/31/06	31.11	0.31	10.70	11.01	(0.21)	(2.08)	(2.29)	39.83	37.44	768,769	1.58		1.60		0.87		28

Class B
Year ended 10/31/10	25.06	0.08	3.97	4.05	(0.19)	—	(0.19)	28.92	16.24	31,767	2.25	(e)	2.26	(e)	0.32	(e)	25
Year ended 10/31/09	21.37	0.15	5.33	5.48	(0.41)	(1.38)	(1.79)	25.06	28.60	39,459	2.39		2.40		0.73		21
Year ended 10/31/08	46.29	0.33	(21.59)	(21.26)	(0.27)	(3.39)	(3.66)	21.37	(49.56)	48,021	2.24		2.25		0.91		18
Year ended 10/31/07	37.63	0.22	10.87	11.09	(0.05)	(2.38)	(2.43)	46.29	30.87	177,053	2.22		2.24		0.53		20
Year ended 10/31/06	29.53	0.04	10.15	10.19	(0.01)	(2.08)	(2.09)	37.63	36.39	161,405	2.33		2.35		0.12		28

Class C
Year ended 10/31/10	25.08	0.08	3.98	4.06	(0.19)	—	(0.19)	28.95	16.27	56,637	2.25	(e)	2.26	(e)	0.32	(e)	25
Year ended 10/31/09	21.39	0.15	5.33	5.48	(0.41)	(1.38)	(1.79)	25.08	28.57	59,971	2.39		2.40		0.73		21
Year ended 10/31/08	46.31	0.33	(21.59)	(21.26)	(0.27)	(3.39)	(3.66)	21.39	(49.53)	65,252	2.24		2.25		0.91		18
Year ended 10/31/07	37.65	0.22	10.87	11.09	(0.05)	(2.38)	(2.43)	46.31	30.84	182,178	2.22		2.24		0.53		20
Year ended 10/31/06	29.54	0.04	10.16	10.20	(0.01)	(2.08)	(2.09)	37.65	36.41	103,675	2.33		2.35		0.12		28

Class R
Year ended 10/31/10	26.56	0.22	4.21	4.43	(0.31)	—	(0.31)	30.68	16.82	17,578	1.75	(e)	1.76	(e)	0.82	(e)	25
Year ended 10/31/09	22.70	0.27	5.63	5.90	(0.66)	(1.38)	(2.04)	26.56	29.24	16,933	1.89		1.90		1.23		21
Year ended 10/31/08	48.90	0.53	(22.86)	(22.33)	(0.48)	(3.39)	(3.87)	22.70	(49.28)	14,030	1.74		1.75		1.41		18
Year ended 10/31/07	39.60	0.45	11.45	11.90	(0.22)	(2.38)	(2.60)	48.90	31.53	25,129	1.72		1.74		1.03		20
Year ended 10/31/06	30.96	0.22	10.66	10.88	(0.16)	(2.08)	(2.24)	39.60	37.11	11,081	1.83		1.85		0.62		28

Class Y
Year ended 10/31/10	26.73	0.36	4.25	4.61	(0.43)	—	(0.43)	30.91	17.44	190,994	1.25	(e)	1.26	(e)	1.32	(e)	25
Year ended 10/31/09	22.87	0.42	5.61	6.03	(0.79)	(1.38)	(2.17)	26.73	29.84	84,793	1.39		1.40		1.73		21
Year ended 10/31/08(f)	28.09	0.03	(5.25)	(5.22)	—	—	—	22.87	(18.58)	5,177	1.34	(g)	1.35	(g)	1.81	(g)	18

Investor Class
Year ended 10/31/10	26.61	0.30	4.22	4.52	(0.37)	—	(0.37)	30.76	17.16	175,069	1.47	(e)	1.48	(e)	1.10	(e)	25
Year ended 10/31/09	22.83	0.32	5.64	5.96	(0.80)	(1.38)	(2.18)	26.61	29.58	178,106	1.64		1.65		1.48		21
Year ended 10/31/08	49.14	0.64	(22.98)	(22.34)	(0.58)	(3.39)	(3.97)	22.83	(49.14)	155,205	1.47		1.48		1.69		18
Year ended 10/31/07	39.78	0.56	11.50	12.06	(0.32)	(2.38)	(2.70)	49.14	31.80	376,835	1.47		1.49		1.28		20
Year ended 10/31/06	31.08	0.32	10.69	11.01	(0.23)	(2.08)	(2.31)	39.78	37.50	266,510	1.55		1.57		0.91		28

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $423,263, $34,617, $56,411, $16,284, $150,590 and $171,907 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        Invesco European Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco European Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco European Growth Fund (formerly known as AIM European Growth Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco European Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
Class A	$1,000.00	$1,110.70	$8.03	$1,017.59	$7.68	1.51%

Class B	1,000.00	1,106.40	12.00	1,013.81	11.47	2.26

Class C	1,000.00	1,106.30	12.00	1,013.81	11.47	2.26

Class R	1,000.00	1,109.60	9.36	1,016.33	8.94	1.76

Class Y	1,000.00	1,111.90	6.71	1,018.85	6.41	1.26

Investor	1,000.00	1,110.50	8.03	1,017.59	7.68	1.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco European Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco European Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

23        Invesco European Growth Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper European Region Funds Index. The Board noted that the performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco European Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0549 per share
Foreign Source Income	$0.8513 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco European Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

EGR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Global Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Global Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Global Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2010, all share classes of Invesco Global Growth Fund, at net asset value (NAV), delivered double-digit gains. Relative results were mixed, however, with all share classes (except Institutional Class shares) at NAV modestly underperforming against the Fund’s style-specific benchmark, the MSCI World Growth Index. The Fund’s allocations in the Asia/Pacific region provided the largest contributions to relative results, with the Fund’s exposure in Japan leading the gains. In contrast, an underweight position in materials, one of the period’s strongest sectors, was a key detractor from relative results.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	15.28%

Class B Shares*	14.41

Class C Shares*	14.41

Class Y Shares*	15.58

Institutional Class Shares*	15.93

MSCI World Index▼ (Broad Market Index)	12.74

MSCI World Growth Index▼ (Style-Specific Index)	15.92

Lipper Global Large-Cap Growth Funds Index▼ (Peer Group Index)	17.00

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) process focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
      While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-
by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
      We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock is overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies,

including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal budget deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. But not all news was bad. Equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the fiscal year on a positive note.
      Looking at Asian markets, the message was pretty simple – growth fundamentals remained stronger than in the West. And, although we saw marginal differences in stock valuations, with slight premiums in some areas, it was nothing overly concerning, in our opinion.
      Turning to Europe, the European Central Bank (ECB) remained an interesting foil to the U.S. Federal Reserve (the Fed), as ECB officials showed little sign they were willing to provide additional economic stimulus, leaving the bulk of the quantitative easing to the Fed. As a result, we saw the slide in the euro’s value reverse during the first half of 2010.
      In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks individually. From a sector perspective, the Fund fared better than its style-specific benchmark in six of 10 sectors. Significant outperformance came from the financials, health care and consumer discretionary sectors. In each instance, strong stock selection was a key driver of results.
      In the financials sector, we lacked exposure to large commercial banks and capital market stocks, a segment of the market where we remained suspect on the durability of balance sheets, particularly in large European banks. The exposure that we had in this

Portfolio Composition
By sector

Consumer Discretionary	18.0%

Information Technology	16.8

Health Care	14.8

Consumer Staples	13.2

Energy	8.6

Financials	8.6

Industrials	8.5

Telecommunication Services	3.5

Materials	3.1

Utilities	1.6

Money Market Funds Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*

1.	Apple Inc.	2.9%

2.	Teva Pharmaceutical Industries Ltd.	2.5

3.	Roche Holding AG	2.2

4.	Nidec Corp.	2.2

5.	BHP Billiton Ltd.	2.1

6.	Imperial Tobacco Group PLC	2.0

7.	UnitedHealth Group Inc.	1.9

8.	Hyundai Mobis	1.9

9.	Nestle S.A.	1.8

10.	Anheuser-Busch InBev N.V.	1.7

Top Five Countries

United States	28.4%

United Kingdom	14.2

Germany	6.8

Switzerland	6.8

Japan	6.8

Total Net Assets	$238.2 million

Total Number of Holdings*	93
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Global Growth Fund

sector was biased toward domestically geared emerging market banks in China and Brazil.
      In the health care sector, strong stock selection in the pharmaceuticals industry led to outperformance versus the index sector. Top contributors included Denmark-based, leading insulin and diabetes care company Novo Nordisk and global leader in advanced hearing loss solutions Cochlear (Australia). While in the consumer discretionary sector, particular strength was seen in the automobile and automobile component industry. Top stock-level contributors included South Korea-based manufacturer of automarket parts Hyundai Mobis and German auto manufacturer BMW.
      In contrast, despite delivering double-digit gains in the materials sector, the Fund’s underweight exposure in this sector was a drag on relative results. We questioned the ability of materials companies to maintain current return levels and were cautious on these companies’ ability to maintain capital discipline. Stock selection in the energy sector detracted as well. The largest stock-level detractors included French insurer Axa and U.S.-based drugstore chain Walgreens. Walgreens was no longer held at the end of the period.
      In broad geographic terms, the Fund delivered positive absolute gains across all regions. Versus the style-specific index, the Asian component of the Fund outperformed the Asian component of the index. Solid stock selection combined with an underweight position in Japan was a key driver of these relative results. Exposure in emerging Asian markets, including South Korea, India and Indonesia, also helped as these markets saw significant gains during the reporting period. In contrast, relative gains were modestly offset by the negative impact of stock selection in the U.S. Our continued underweight exposure also detracted from relative results.
      The Fund’s positioning is driven by our stock selection process as opposed to top-down allocation decisions. In terms of sector positioning, at year end, the Fund’s largest overweight positions were in the consumer discretionary, health care, telecommunication services, utilities and energy sectors. The Fund ended the period underweight in the consumer staples, information technology, industrials and materials sectors. From a geographic perspective, we were overweight in Europe and Asia versus the index. The overall allocation in the U.S. remained underweight despite several new additions to the portfolio in this market.
      Broadly speaking, although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
      We thank you for your continued investment in Invesco Global Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is lead manager with respect to the Fund’s investments in Europe and Canada of Invesco Global Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Robert Lloyd
Chartered Financial Analyst, portfolio manager, is lead manager with respect to the Fund’s domestic investments of Invesco Global Growth Fund. He joined Invesco in 2000. Mr. Lloyd earned a B.B.A from the University of Notre Dame. He also earned an M.B.A. from the University of Chicago.
Barrett Sides
Portfolio manager, is lead manager with respect to the Fund’s investments in Asia Pacific and Latin America of Invesco Global Growth Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University. He also earned an M.B.A. in international business from the University of St. Thomas.
Clas Olsson
Portfolio manager and CIO of Invesco’s International Growth Investment Management Unit, is manager of Invesco Global Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.

5	Invesco Global Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/94, Fund data from 9/15/94

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Global Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/15/94)	5.78%

10 Years	-1.25

5 Years	2.81

1 Year	8.91

Class B Shares

Inception (9/15/94)	5.87%

10 Years	-1.18

5 Years	2.87

1 Year	9.41

Class C Shares

Inception (8/4/97)	2.25%

10 Years	-1.33

5 Years	3.21

1 Year	13.41

Class Y Shares

10 Years	-0.63%

5 Years	4.11

1 Year	15.58

Institutional Class Shares

10 Years	-0.49%

5 Years	4.41

1 Year	15.93

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      Institutional Class shares incepted on September 28, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (9/15/94)	5.50%

10 Years	-2.44

5 Years	1.40

1 Year	2.83

Class B Shares

Inception (9/15/94)	5.59%

10 Years	-2.36

5 Years	1.42

1 Year	3.03

Class C Shares

Inception (8/4/97)	1.90%

10 Years	-2.51

5 Years	1.78

1 Year	7.03

Class Y Shares

10 Years	-1.83%

5 Years	2.66

1 Year	9.09

Institutional Class Shares

10 Years	-1.69%

5 Years	2.96

1 Year	9.48

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.81%, 2.56%, 2.56%, 1.56% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and
Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco Global Growth Fund

Invesco Global Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries.

■	The Lipper Global Large-Cap Growth Funds Index is an unmanaged index considered representative of global large-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGGAX
Class B Shares	AGGBX
Class C Shares	AGGCX
Class Y Shares	AGGYX
Institutional Class Shares	GGAIX

8	Invesco Global Growth Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.50%
Australia–4.74%
BHP Billiton Ltd.	119,927	$4,949,645

Cochlear Ltd.	38,026	2,645,784

QBE Insurance Group Ltd.	103,622	1,747,665

WorleyParsons Ltd.	86,585	1,959,215

		11,302,309

Belgium–1.73%
Anheuser-Busch InBev N.V.	65,415	4,117,059

Canada–1.36%
Suncor Energy, Inc.	64,222	2,057,824

Talisman Energy Inc.	65,546	1,188,299

		3,246,123

China–1.15%
Industrial and Commercial Bank of China Ltd.–Class H	3,377,000	2,733,893

Denmark–1.60%
Novo Nordisk A.S.–Class B	36,356	3,819,535

France–4.27%
AXA S.A.	82,061	1,494,221

BNP Paribas	39,352	2,878,790

Cie Generale des Etablissements Michelin–Class B	15,835	1,259,809

Danone S.A.	36,824	2,331,171

Total S.A.	40,395	2,195,652

		10,159,643

Germany–6.85%
Adidas AG	43,592	2,844,279

Bayer AG	39,041	2,923,864

Bayerische Motoren Werke AG	52,547	3,772,490

Fresenius Medical Care AG & Co. KGaA	30,929	1,970,685

Puma AG Rudolf Dassler Sport	7,432	2,474,602

SAP AG	44,465	2,319,383

		16,305,303

Hong Kong–1.28%
Hutchison Whampoa Ltd.	144,000	1,421,529

Li & Fung Ltd.	308,000	1,637,385

		3,058,914

India–1.32%
Infosys Technologies Ltd.–ADR	46,456	3,132,993

Indonesia–0.55%
PT Perusahaan Gas Negara	2,893,500	1,311,107

Ireland–1.66%
Cooper Industries PLC	33,264	1,743,699

Ingersoll-Rand PLC	56,297	2,213,035

		3,956,734

Israel–2.46%
Teva Pharmaceutical Industries Ltd.–ADR	112,987	5,864,025

Italy–1.09%
Finmeccanica S.p.A.	101,967	1,423,741

UniCredito Italiano S.p.A.	452,640	1,178,458

		2,602,199

Japan–6.78%
Canon Inc.	45,000	2,069,259

Fanuc Ltd.	13,500	1,964,347

Hoya Corp.	26,700	621,062

Keyence Corp.	9,900	2,440,604

Komatsu Ltd.	73,300	1,784,868

Nidec Corp.	53,800	5,292,170

Toyota Motor Corp.	55,900	1,978,696

		16,151,006

Mexico–2.02%
America Movil S.A.B. de C.V.–Series L–ADR	40,347	2,310,269

Grupo Televisa S.A.–ADR	111,258	2,497,742

		4,808,011

Netherlands–2.43%
Koninklijke Ahold N.V.	127,545	1,763,125

TNT N.V.	67,544	1,795,935

Unilever N.V.	75,178	2,229,681

		5,788,741

Philippines–1.12%
Philippine Long Distance Telephone Co.	42,770	2,659,964

Russia–0.92%
Gazprom OAO–ADR	100,025	2,189,759

Singapore–0.70%
United Overseas Bank Ltd.	116,000	1,673,583

South Korea–2.60%
Hyundai Mobis	17,637	4,397,298

NHN Corp.(a)	10,178	1,804,642

		6,201,940

Sweden–0.51%
Telefonaktiebolaget LM Ericsson–Class B	109,912	1,206,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Growth Fund

	Shares	Value

Switzerland–6.84%
Julius Baer Group Ltd.	43,284	$1,826,882

Nestle S.A.	78,965	4,327,837

Novartis AG	41,701	2,417,234

Roche Holding AG	36,115	5,302,395

Syngenta AG	8,748	2,419,433

		16,293,781

Taiwan–1.71%
Hon Hai Precision Industry Co., Ltd.	535,280	2,033,695

Taiwan Semiconductor Manufacturing Co. Ltd.	992,428	2,038,595

		4,072,290

United Kingdom–14.22%
BG Group PLC	119,184	2,318,590

British American Tobacco PLC	45,528	1,736,199

Centrica PLC	474,994	2,528,317

Compass Group PLC	318,598	2,611,154

Imperial Tobacco Group PLC	147,013	4,708,823

Kingfisher PLC	556,339	2,119,802

Next PLC	57,251	2,096,105

Reckitt Benckiser Group PLC	26,858	1,502,337

Reed Elsevier PLC	246,228	2,110,742

Royal Dutch Shell PLC–Class B	71,771	2,298,248

Tesco PLC	435,105	2,975,865

Vodafone Group PLC	1,199,428	3,264,251

WPP PLC	308,259	3,589,706

		33,860,139

United States–25.59%
Amazon.com, Inc.(a)	16,741	2,764,609

Apple Inc.(a)	23,050	6,935,054

Cameron International Corp.(a)	51,424	2,249,800

Cardinal Health, Inc.	69,105	2,397,253

Carnival Corp.(b)	68,023	2,936,553

Chubb Corp. (The)	32,707	1,897,660

Cisco Systems, Inc.(a)	87,946	2,007,807

CME Group Inc.	3,434	994,658

Comcast Corp.–Class A	116,253	2,392,487

Corning Inc.	57,138	1,044,483

Costco Wholesale Corp.	37,164	2,332,784

Delta Air Lines, Inc.(a)	179,916	2,499,033

Exxon Mobil Corp.	14,883	989,273

Gilead Sciences, Inc.(a)	51,078	2,026,264

Google Inc.–Class A(a)	5,270	3,230,457

Intel Corp.	102,991	2,067,029

Johnson Controls, Inc.	37,719	1,324,691

JPMorgan Chase & Co.	34,163	1,285,554

Medco Health Solutions, Inc.(a)	28,738	1,509,607

Microsoft Corp.	118,947	3,168,748

Occidental Petroleum Corp.	39,716	3,122,869

PepsiCo, Inc.	34,768	2,270,350

UnitedHealth Group Inc.	124,849	4,500,807

Visa Inc.–Class A	49,792	3,892,241

Wal-Mart Stores, Inc.	20,561	1,113,789

		60,953,860

Total Common Stocks & Other Equity Interests (Cost $191,178,030)		227,469,723

Preferred Stocks–1.18%
Brazil–1.18%
Banco Bradesco S.A.–ADR (Brazil) (Cost $2,182,338)	135,339	2,815,051

Money Market Funds–2.76%
Liquid Assets Portfolio–Institutional Class(c)	3,282,412	3,282,412

Premier Portfolio–Institutional Class(c)	3,282,412	3,282,412

Total Money Market Funds (Cost $6,564,824)		6,564,824

TOTAL INVESTMENTS–99.44% (Cost $199,925,192)		236,849,598

OTHER ASSETS LESS LIABILITIES–0.56%		1,323,421

NET ASSETS–100.00%		$238,173,019

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share with paired trust share.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $193,360,368)	$230,284,774

Investments in affiliated money market funds, at value and cost	6,564,824

Total investments, at value (Cost $199,925,192)	236,849,598

Foreign currencies, at value (Cost $621,475)	614,349

Receivables for:
Investments sold	3,730,752

Fund shares sold	66,741

Dividends	375,493

Investment for trustee deferred compensation and retirement plans	47,351

Other assets	19,428

Total assets	241,703,712

Liabilities:
Payables for:
Investments purchased	2,832,675

Fund shares reacquired	246,894

Accrued fees to affiliates	244,979

Accrued other operating expenses	105,960

Trustee deferred compensation and retirement plans	100,185

Total liabilities	3,530,693

Net assets applicable to shares outstanding	$238,173,019

Net assets consist of:
Shares of beneficial interest	$230,683,488

Undistributed net investment income	1,136,691

Undistributed net realized gain (loss)	(30,588,781)

Unrealized appreciation	36,941,621

$238,173,019

Net Assets:
Class A	$208,435,688

Class B	$15,712,619

Class C	$12,892,983

Class Y	$1,123,127

Institutional Class	$8,602

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	9,347,650

Class B	751,974

Class C	616,985

Class Y	50,202

Institutional Class	384.5

Class A:
Net asset value per share	$22.30

Maximum offering price per share
(Net asset value of $22.30 divided by 94.50%)	$23.60

Class B:
Net asset value and offering price per share	$20.90

Class C:
Net asset value and offering price per share	$20.90

Class Y:
Net asset value and offering price per share	$22.37

Institutional Class:
Net asset value and offering price per share	$22.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Growth Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $388,714)	$4,859,882

Dividends from affiliated money market funds	9,919

Total investment income	4,869,801

Expenses:
Advisory fees	1,886,668

Administrative services fees	94,242

Custodian fees	119,387

Distribution fees:
Class A	509,524

Class B	172,694

Class C	128,475

Transfer agent fees — A, B, C and Y	930,642

Transfer agent fees — Institutional	661

Trustees’ and officers’ fees and benefits	24,593

Other	192,368

Total expenses	4,059,254

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(18,005)

Net expenses	4,041,249

Net investment income	828,552

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $108,028)	22,037,397

Foreign currencies	27,902

22,065,299

Change in net unrealized appreciation of:
Investment securities	10,213,361

Foreign currencies	12,915

10,226,276

Net realized and unrealized gain	32,291,575

Net increase in net assets resulting from operations	$33,120,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$828,552	$1,598,505

Net realized gain (loss)	22,065,299	(18,867,595)

Change in net unrealized appreciation	10,226,276	56,242,426

Net increase in net assets resulting from operations	33,120,127	38,973,336

Distributions to shareholders from net investment income:
Class A	(1,916,459)	(2,660,193)

Class B	(44,533)	(5,525)

Class C	(31,053)	(2,860)

Class Y	(15,589)	(11,795)

Institutional Class	(14,783)	(20,615)

Total distributions from net investment income	(2,022,417)	(2,700,988)

Share transactions–net:
Class A	(23,159,258)	(16,581,265)

Class B	(5,859,939)	(8,960,819)

Class C	(2,005,362)	(1,605,102)

Class Y	(413,474)	307,638

Institutional Class	(1,016,753)	(154,120)

Net increase (decrease) in net assets resulting from share transactions	(32,454,786)	(26,993,668)

Net increase (decrease) in net assets	(1,357,076)	9,278,680

Net assets:
Beginning of year	239,530,095	230,251,415

End of year (includes undistributed net investment income of $1,136,691 and $1,915,380, respectively)	$238,173,019	$239,530,095

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Global Growth Fund, formerly AIM Global Growth Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

13        Invesco Global Growth Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        Invesco Global Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

15        Invesco Global Growth Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The adviser did not waive fees or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $12,511.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,047.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $10,929 in front-end sales commissions from the sale of Class A shares and $28,193 and $361 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Global Growth Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$2,645,784	$8,656,525	$—	$11,302,309

Belgium	—	4,117,059	—	4,117,059

Brazil	2,815,051	—	—	2,815,051

Canada	3,246,123	—	—	3,246,123

China	—	2,733,893	—	2,733,893

Denmark	—	3,819,535	—	3,819,535

France	10,159,643	—	—	10,159,643

Germany	7,134,347	9,170,956	—	16,305,303

Hong Kong	—	3,058,914	—	3,058,914

India	3,132,993	—	—	3,132,993

Indonesia	1,311,107	—	—	1,311,107

Ireland	3,956,734	—	—	3,956,734

Israel	5,864,025	—	—	5,864,025

Italy	1,423,741	1,178,458	—	2,602,199

Japan	—	16,151,006	—	16,151,006

Mexico	4,808,011	—	—	4,808,011

Netherlands	5,788,741	—	—	5,788,741

Philippines	2,659,964	—	—	2,659,964

Russia	—	2,189,759	—	2,189,759

Singapore	—	1,673,583	—	1,673,583

South Korea	1,804,642	4,397,298	—	6,201,940

Sweden	1,206,812	—	—	1,206,812

Switzerland	11,965,944	4,327,837	—	16,293,781

Taiwan	—	4,072,290	—	4,072,290

United Kingdom	27,951,843	5,908,296	—	33,860,139

United States	67,518,684	—	—	67,518,684

Total Investments	$165,394,189	$71,455,409	$—	$236,849,598

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $196,140 and securities sales of $288,671, which resulted in net realized gains of $108,028.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $4,447.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

17        Invesco Global Growth Fund

and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $3,295 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,022,417	$2,700,988

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,234,499

Net unrealized appreciation — investments	36,899,048

Net unrealized appreciation — other investments	17,215

Temporary book/tax differences	(97,808)

Capital loss carryforward	(30,563,423)

Shares of beneficial interest	230,683,488

Total net assets	$238,173,019

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of the recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $21,618,890 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2011	$11,321,620

October 31, 2017	19,241,803

Total capital loss carryforward	$30,563,423

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $92,555,763 and $121,480,259, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$46,973,017

Aggregate unrealized (depreciation) of investment securities	(10,073,969)

Net unrealized appreciation of investment securities	$36,899,048

Cost of investments for tax purposes is $199,950,550.

18        Invesco Global Growth Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward on October 31, 2010, undistributed net investment income was increased by $415,176, undistributed net realized gain was increased by $79,008,191 and shares of beneficial interest decreased by $79,423,367. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	369,644	$7,576,455	528,607	$8,808,191

Class B	73,955	1,425,575	125,885	1,948,676

Class C	54,666	1,053,568	96,504	1,490,379

Class Y	8,976	180,706	40,004	656,794

Institutional Class	1,662	34,382	12,032	194,140

Issued as reinvestment of dividends:
Class A	85,489	1,755,933	161,771	2,484,806

Class B	2,252	43,653	370	5,363

Class C	1,524	29,524	188	2,724

Class Y	624	12,836	761	11,703

Institutional Class	720	14,783	1,346	20,615

Automatic conversion of Class B shares to Class A shares:
Class A	197,229	4,038,825	408,162	6,604,876

Class B	(209,783)	(4,038,825)	(433,427)	(6,604,876)

Reacquired:(b)
Class A	(1,793,200)	(36,530,471)	(2,097,583)	(34,479,138)

Class B	(170,768)	(3,290,342)	(285,781)	(4,309,982)

Class C	(160,175)	(3,088,454)	(200,520)	(3,098,205)

Class Y	(30,720)	(607,016)	(18,970)	(360,859)

Institutional Class	(53,726.5)	(1,065,918)	(22,291)	(368,875)

Net increase (decrease) in share activity	1,621,630.5	$(32,454,786)	(1,682,942)	$(26,993,668)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $805 and $2,854 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Global Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends				net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/10	$19.51	$0.09	$2.88	$2.97	$(0.18)	$22.30	15.33%	$208,436	$1.62	%(e)	1.63	%(e)	0.44	%(e)	41%
Year ended 10/31/09	16.56	0.14	3.05 (f)	3.19	(0.24)	19.51	19.62 (f)	204,605	1.79		1.80		0.83		40
Year ended 10/31/08	28.18	0.24	(11.80)	(11.56)	(0.06)	16.56	(41.11)	190,275	1.59		1.60		1.00		48
Year ended 10/31/07	22.94	0.12	5.22	5.34	(0.10)	28.18	23.35	355,538	1.53		1.57		0.47		38
Year ended 10/31/06	19.02	0.06	3.99	4.05	(0.13)	22.94	21.39	310,028	1.62		1.68		0.28		42

Class B
Year ended 10/31/10	18.29	(0.06)	2.71	2.65	(0.04)	20.90	14.53	15,713	2.37	(e)	2.38	(e)	(0.31	)(e)	41
Year ended 10/31/09	15.42	0.01	2.86 (f)	2.87	0.00	18.29	18.64 (f)	19,325	2.54		2.55		0.08		40
Year ended 10/31/08	26.37	0.06	(11.01)	(10.95)	—	15.42	(41.52)	25,426	2.34		2.35		0.25		48
Year ended 10/31/07	21.54	(0.07)	4.90	4.83	—	26.37	22.42	79,333	2.28		2.32		(0.28)		38
Year ended 10/31/06	17.87	(0.09)	3.76	3.67	—	21.54	20.54	90,571	2.37		2.43		(0.47)		42

Class C
Year ended 10/31/10	18.30	(0.06)	2.70	2.64	(0.04)	20.90	14.47	12,893	2.37	(e)	2.38	(e)	(0.31	)(e)	41
Year ended 10/31/09	15.42	0.01	2.87 (f)	2.88	0.00	18.30	18.71 (f)	13,192	2.54		2.55		0.08		40
Year ended 10/31/08	26.38	0.06	(11.02)	(10.96)	—	15.42	(41.55)	12,719	2.34		2.35		0.25		48
Year ended 10/31/07	21.55	(0.07)	4.90	4.83	—	26.38	22.41	27,878	2.28		2.32		(0.28)		38
Year ended 10/31/06	17.88	(0.09)	3.76	3.67	—	21.55	20.52	24,565	2.37		2.43		(0.47)		42

Class Y
Year ended 10/31/10	19.57	0.14	2.89	3.03	(0.23)	22.37	15.58	1,123	1.37	(e)	1.38	(e)	0.69	(e)	41
Year ended 10/31/09	16.57	0.19	3.05 (f)	3.24	(0.24)	19.57	19.93 (f)	1,395	1.54		1.55		1.08		40
Year ended 10/31/08(g)	19.00	0.01	(2.44)	(2.43)	—	16.57	(12.79)	821	1.45	(h)	1.46	(h)	1.14	(h)	48

Institutional Class
Year ended 10/31/10	19.59	0.20	2.89	3.09	(0.31)	22.37	15.93	9	1.07	(e)	1.08	(e)	0.99	(e)	41
Year ended 10/31/09	16.65	0.26	3.05 (f)	3.31	(0.37)	19.59	20.49 (f)	1,013	1.07		1.08		1.55		40
Year ended 10/31/08	28.19	0.30	(11.77)	(11.47)	(0.07)	16.65	(40.79)	1,010	1.08		1.09		1.51		48
Year ended 10/31/07(g)	27.11	0.02	1.06	1.08	—	28.19	3.98	10	1.05	(h)	1.05	(h)	0.94	(h)	38

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $203,810, $17,269, $12,847, $1,245 and $662 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $2.93, $2.74, $2.75, $2.93 and $2.93 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively and total returns would have been lower.
(g)	Commencement date for Class Y and Institutional Class shares was October 3, 2008 and September 28, 2007, respectively.
(h)	Annualized.

NOTE 13—Significant Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Global Advantage Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

20        Invesco Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Growth Fund (formerly known as AIM Global Growth Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Global Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
Class A	$1,000.00	$1,066.50	$8.44	$1,017.04	$8.24	1.62%

Class B	1,000.00	1,062.60	12.32	1,013.26	12.03	2.37

Class C	1,000.00	1,062.00	12.32	1,013.26	12.03	2.37

Class Y	1,000.00	1,067.80	7.14	1,018.30	6.97	1.37

Institutional	1,000.00	1,069.80	5.58	1,019.81	5.45	1.07

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Global Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

23        Invesco Global Growth Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Global Large-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Global Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	47.26%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Global Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GLG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Global Small & Mid Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Global Small & Mid Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Global Small & Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2010, all share classes of Invesco Global Small and Mid Cap Growth Fund, at net asset value, delivered double-digit gains, outperforming the Fund’s style-specific benchmark, the MSCI World Growth Index. The Fund’s allocations in the Asia/Pacific region provided the largest contribution to this relative outperformance, with the Fund’s exposure in emerging Asia leading the gains. The Fund’s mid- and small-cap bias versus the index, which maintains a larger cap focus, was also a key driver of this relative result.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.07%

Class B Shares	25.10

Class C Shares	25.15

Class Y Shares	26.38

Institutional Class Shares	26.72

MSCI World Index▼ (Broad Market Index)	12.74

MSCI World Growth Index▼ (Style-Specific Index)	15.92

Lipper Global Small/Mid-Cap Funds Category Average▼ (Peer Group)	24.17

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, meaning we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. But, not all news was bad. Equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the fiscal year on a positive note.
     Looking at Asian markets, the message was pretty simple – growth fundamentals remained stronger than in the West. And, although we see marginal differences in stock valuations, with slight premiums in some areas, it is nothing overly concerning, in our opinion.
     Turning to Europe, the European Central Bank (ECB) remained an interesting foil to the U.S. Federal Reserve (the Fed), as ECB officials showed little sign they were willing to provide additional economic stimulus, leaving the bulk of the quantitative easing to the Fed. As a result, we saw the slide in the euro’s value reverse during the first half of 2010. Since June, the euro has appreciated double digits versus the dollar, which has sparked numerous headlines downplaying growth prospects for the eurozone economy. Nevertheless, Europe’s solid performance during a period of marked volatility served as a useful reminder that, in general, when people focus disproportionately on macroeconomic or gross domestic product (GDP) trends in a market, equity markets can surprise investors by moving against common wisdom that economic growth and market performance are related.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. From a geographic perspective, all Fund regional allocations delivered double-digit gains, outperforming their respective index regional exposures. This outperformance was led by solid stock selection across the Asia/ Pacific region. Most of this success was seen in Fund holdings from smaller,

Portfolio Composition
By sector

Financials	19.1%

Consumer Discretionary	18.0

Industrials	15.4

Information Technology	11.7

Utilities	7.4

Health Care	6.0

Materials	5.8

Energy	5.3

Consumer Staples	3.1

Telecommunication Services	3.0

Money Market Funds Plus Other Assets
Less Liabilities	5.2

Top Five Countries*

United States	30.4%

United Kingdom	18.1

Canada	7.0

Philippines	6.2

Brazil	4.3

Total Net Assets	$686.1 million

Total Number of Holdings*	108

Top 10 Equity Holdings*

1.	Ayala Corp.	4.0%

2.	EXEDY Corp.	2.4

3.	International Power PLC	2.2

4.	Energy Development Corp.	2.2

5.	Shire PLC	2.2

6.	Homeserve PLC	2.2

7.	Tupras-Turkiye Petrol Rafinerileri A.S.	2.0

8.	IG Group Holdings PLC	2.0

9.	Cielo S.A.	1.7

10.	Informa PLC	1.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Global Small & Mid Cap Growth Fund

relatively under researched Southeast Asian markets including the Philippines, Thailand and Indonesia – emerging markets which have minimal to no representation in the index. Solid stock selection combined with an underweight in Japan, a relatively weak market during the period, was a key contributor as well.
     From a sector perspective, all Fund sectors posted positive, and in some cases double- digit gains, for the reporting period. Versus the style-specific index, outperformance was seen in several sectors including consumer discretionary and financials. In the consumer discretionary sector, particular strength was seen in the media, automobile and automobile component industries. Top stock-level contributors included South African cable and satellite company Naspers, Japanese auto parts manufacturer EXEDY and Indonesian auto manufacturer PT Astra. Before the end of the period, we sold our holdings in PT Astra. In the financials sector, outperformance was driven by solid stock selection in the diversified financial services and commercial banking industries. Top contributors included Ayala in the Philippines and Siam Commercial Bank in Thailand. In each case, the index had limited to no exposure to these stocks demonstrating the benefits of the Fund’s “actively managed” benchmark-agnostic investment process.
     Despite strong absolute and relative results, our continued underweight in the materials sector, predominantly across the lower quality metals and mining industry, prevented the portfolio from fully participating in the strength of this sector. We maintained an underweighting in this segment of the market, not due to top-down considerations, but rather as a result of quality concerns and lack of convincing fundamental data supporting earnings stability in the sector. A lack of exposure to certain larger cap index stocks in the consumer staples sector, predominantly across the beverage and tobacco industries, detracted as well. The Fund’s largest stock-level detractor was Greek gaming systems manufacturer Intralot. The company was hard hit by adverse foreign exchange developments and start-up costs for new contracts. Financial solvency concerns within the Greek economy further fueled negative investor sentiment as well.
     Fund investments in several high quality smaller cap stocks continued to add to performance during the period. Although there is currently little valuation advantage in small-cap stocks versus large-cap stocks, we saw the small-cap arena as fertile ground for finding attractive valuation anomalies.
     The Fund’s positioning was driven by our stock selection process as opposed to top-down allocation decisions. In terms of sector positioning, at year end, the Fund’s largest absolute and overweight positions were in the financials, utilities, consumer discretionary, industrials and telecommunication services sectors. The Fund ended the period with an underweight in the energy, health care, materials, information technology and consumer staples sectors.
     Broadly speaking, although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for your continued investment in Invesco Global Small & Mid Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is lead manager with respect to the Fund’s investments in Asia Pacific and Latin America of Invesco Global Small & Mid Cap Growth Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is lead manager with respect to the Fund’s investments in Europe and Canada of Invesco Global Small & Mid Cap Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Paul Rasplicka
Chartered Financial Analyst, portfolio manager, is lead manager with respect to the Fund’s domestic investments of Invesco Global Small & Mid Cap Growth Fund. He joined Invesco in 1998. Mr. Rasplicka earned a B.S. in business administration from the University of Colorado at Boulder. He also earned an M.B.A. from the University of Chicago.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Small & Mid Cap Growth Fund. He joined Invesco in 1999. Mr. Endresen earned a B.S. in finance from the University of Oregon. He also earned an M.B.A. from The University of Texas at Austin.

5	Invesco Global Small & Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/94, Fund data from 9/15/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Global Small & Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/15/94)		8.31%

10	Years	2.84

5	Years	5.73

1	Year	19.15

Class B Shares

Inception (9/15/94)		8.39%

10	Years	2.91

5	Years	5.87

1	Year	20.10

Class C Shares

Inception (8/4/97)		4.90%

10	Years	2.76

5	Years	6.15

1	Year	24.15

Class Y Shares

10	Years	3.48%

5	Years	7.06

1	Year	26.38

Institutional Class Shares

10	Years	3.61%

5	Years	7.33

1	Year	26.72
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on September 28, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (9/15/94)		8.14%

10	Years	1.75

5	Years	4.25

1	Year	11.84

Class B Shares

Inception (9/15/94)		8.23%

10	Years	1.83

5	Years	4.38

1	Year	12.48

Class C Shares

Inception (8/4/97)		4.69%

10	Years	1.68

5	Years	4.64

1	Year	16.47

Class Y Shares

10	Years	2.39%

5	Years	5.55

1	Year	18.69

Institutional Class Shares

10	Years	2.51%

5	Years	5.81

1	Year	18.99
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.64%, 2.39%, 2.39%, 1.39% and 0.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco Global Small & Mid Cap Growth Fund

Invesco Global Small & Mid Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries.

■	The Lipper Global Small/Mid-Cap Funds Category Average represents an average of all of the Funds in the Lipper Global Small/Mid-Cap Funds category.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGAAX
Class B Shares	AGABX
Class C Shares	AGACX
Class Y Shares	AGAYX
Institutional Class Shares	GAIIX

8	Invesco Global Small & Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–93.46%
Australia–0.80%
Computershare Ltd.	555,000	$5,519,410

Brazil–2.99%
Cielo S.A.	1,348,100	11,623,604

Duratex S.A.	770,700	8,890,424

		20,514,028

Canada–6.97%
Astral Media Inc.–Class A	158,400	6,352,152

Fairfax Financial Holdings Ltd.	20,671	8,455,471

MacDonald, Dettwiler and Associates Ltd.(b)	105,312	5,246,498

Onex Corp.	365,598	10,707,336

Power Financial Corp.	263,200	7,925,161

Precision Drilling Corp.(b)	777,655	6,099,853

SMART Technologies Inc.–Class A(b)	233,066	3,027,527

		47,813,998

Germany–2.31%
Deutsche Boerse AG	96,354	6,781,835

Puma AG Rudolf Dassler Sport	27,287	9,085,638

		15,867,473

Greece–1.24%
Intralot S.A.	1,953,016	8,550,569

Hong Kong–2.68%
Hongkong Land Holdings Ltd.	1,016,000	7,010,400

Lee & Man Paper Manufacturing Ltd.	6,340,000	5,344,335

Regal Hotels International Holdings Ltd.	15,144,200	6,017,434

		18,372,169

Indonesia–1.62%
PT Perusahaan Gas Negara	24,472,000	11,088,789

Ireland–1.55%
DCC PLC	366,961	10,605,171

Japan–3.54%
EXEDY Corp.	528,000	16,452,592

PIGEON Corp.	114,600	3,412,223

THK Co., Ltd.	231,300	4,421,918

		24,286,733

Mexico–1.45%
America Movil S.A.B. de C.V.–Series L–ADR	173,500	9,934,610

Philippines–6.18%
Ayala Corp.	2,905,864	27,186,217

Energy Development Corp.	108,836,000	15,192,025

		42,378,242

Russia–0.83%
VimpelCom Ltd.–ADR(b)	370,246	5,675,871

South Africa–2.20%
AngloGold Ashanti Ltd.–ADR	87,789	4,135,740

Naspers Ltd.–Class N	208,079	10,925,855

		15,061,595

South Korea–1.12%
NHN Corp.(b)	43,457	7,705,279

Spain–0.72%
Prosegur, Compania de Seguridad S.A.	82,257	4,930,799

Sweden–1.43%
Kinnevik Investment AB–Class B	294,904	6,083,360

Oriflame Cosmetics S.A.–SDR	66,271	3,747,261

		9,830,621

Switzerland–2.34%
Aryzta AG	217,713	9,531,811

Foster Wheeler AG(b)	65,661	1,537,781

Syngenta AG	18,129	5,013,934

		16,083,526

Thailand–1.54%
Siam Commercial Bank PCL	3,089,900	10,578,315

Turkey–3.45%
Haci Omer Sabanci Holding A.S.	1,770,698	9,689,716

Tupras-Turkiye Petrol Rafinerileri A.S.	524,455	13,988,202

		23,677,918

United Kingdom–18.06%
African Barrick Gold Ltd.	576,174	5,036,076

Babcock International Group PLC	560,735	5,211,099

Bunzl PLC	443,869	5,255,851

Chemring Group PLC	157,852	7,582,729

Compass Group PLC	611,853	5,014,603

Homeserve PLC	2,048,957	14,882,038

IG Group Holdings PLC	1,623,859	13,751,090

Informa PLC	1,662,227	11,612,364

International Power PLC	2,300,903	15,384,753

Lancashire Holdings Ltd.	590,881	5,377,646

Playtech Ltd.	554,800	3,980,301

Shire PLC	639,427	14,991,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Small & Mid Cap Growth Fund

	Shares	Value

United Kingdom–(continued)

Ultra Electronics Holdings PLC	288,643	$8,606,989

United Business Media Ltd.	338,848	3,572,520

William Hill PLC	1,424,090	3,666,884

		123,926,615

United States–30.44%
Aetna, Inc.	128,648	3,841,429

Affiliated Managers Group, Inc.(b)	58,910	5,043,285

AGCO Corp.(b)	109,072	4,632,288

Alliance Data Systems Corp.(b)	63,435	3,851,773

Alpha Natural Resources, Inc.(b)	84,206	3,803,585

Altera Corp.	61,005	1,903,966

American Medical Systems Holdings, Inc.(b)	156,050	3,152,210

American Tower Corp.(b)–Class A	88,365	4,560,518

Amphenol Corp.–Class A	94,122	4,718,336

Assured Guaranty Ltd.	152,733	2,909,564

Autodesk, Inc.(b)	89,596	3,241,583

Avnet, Inc.(b)	148,233	4,414,379

Baldor Electric Co.	102,499	4,307,008

BE Aerospace, Inc.(b)	128,241	4,714,139

BorgWarner, Inc.(b)	88,930	4,989,862

Cavium Networks, Inc.(b)	90,910	2,897,302

Choice Hotels International, Inc.	122,479	4,657,876

Coach, Inc.	108,539	5,426,950

Continental Resources, Inc.(b)	90,089	4,281,930

Corrections Corp. of America(b)	91,127	2,339,230

Crown Holdings, Inc.(b)	132,308	4,258,994

DaVita, Inc.(b)	63,022	4,521,828

Discover Financial Services	257,610	4,546,816

Discovery Communications, Inc.(b)–Class A	98,934	4,413,446

Finisar Corp.(b)	126,770	2,156,358

Flowserve Corp.	37,454	3,745,400

Gardner Denver Inc.	56,829	3,285,853

Grand Canyon Education, Inc.(b)	182,216	3,427,483

Hanesbrands, Inc.(b)	27,982	693,954

Hershey Co. (The)	91,951	4,550,655

Hologic, Inc.(b)	236,283	3,785,254

Human Genome Sciences, Inc.(b)	114,454	3,076,523

IHS Inc.(b)–Class A	61,763	4,461,759

Intrepid Potash, Inc.(b)	100,941	3,465,305

ITT Educational Services, Inc.(b)	38,798	2,503,635

J.B. Hunt Transport Services, Inc.	107,621	3,870,051

Jones Lang LaSalle Inc.	61,362	4,789,918

Kennametal Inc.	106,782	3,645,537

Key Energy Services, Inc.(b)	419,312	4,130,223

Lubrizol Corp. (The)	37,048	3,797,050

Macy’s, Inc.	185,988	4,396,756

Marriott International Inc.–Class A	113,824	4,217,179

Marvell Technology Group Ltd.(b)	110,084	2,125,722

MSC Industrial Direct Co., Inc.–Class A	73,473	4,183,553

O’Reilly Automotive, Inc.(b)	73,804	4,317,534

Pharmaceutical Product Development, Inc.	136,735	3,529,130

Pioneer Natural Resources Co.	61,173	4,269,875

Robert Half International, Inc.	108,670	2,946,044

Rovi Corp.(b)	83,889	4,248,978

Shaw Group Inc. (The)(b)	14,832	453,266

Teradata Corp.(b)	116,503	4,585,558

TIBCO Software Inc.(b)	248,322	4,772,749

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	105,408	3,234,972

Universal Health Services, Inc.	106,512	4,395,750

VeriSign, Inc.(b)	125,445	4,359,214

		208,849,535

Total Common Stocks & Other Equity Interests (Cost $482,879,064)		641,251,266

Preferred Stocks–1.30%
Brazil–1.30%
Companhia de Transmissao de Energia Eletrica Paulista–Pfd. (Cost $7,393,495)	289,600	8,972,129

Money Market Funds–4.54%
Liquid Assets Portfolio–Institutional Class(c)	15,567,493	15,567,493

Premier Portfolio–Institutional Class(c)	15,567,493	15,567,493

Total Money Market Funds (Cost $31,134,986)		31,134,986

TOTAL INVESTMENTS–99.30% (Cost $521,407,545)		681,358,381

OTHER ASSETS LESS LIABILITIES–0.70%		4,788,974

NET ASSETS–100.00%		$686,147,355

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Small & Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $490,272,559)	$650,223,395

Investments in affiliated money market funds, at value and cost	31,134,986

Total investments, at value (Cost $521,407,545)	681,358,381

Foreign currencies, at value (Cost $441,464)	443,101

Receivables for:
Investments sold	8,753,030

Fund shares sold	144,688

Dividends	691,016

Investment for trustee deferred compensation and retirement plans	61,617

Other assets	27,692

Total assets	691,479,525

Liabilities:
Payables for:
Investments purchased	2,946,026

Fund shares reacquired	654,511

Accrued fees to affiliates	556,433

Accrued other operating expenses	995,555

Trustee deferred compensation and retirement plans	179,645

Total liabilities	5,332,170

Net assets applicable to shares outstanding	$686,147,355

Net assets consist of:
Shares of beneficial interest	$535,557,056

Undistributed net investment income	2,353,454

Undistributed net realized gain (loss)	(11,753,047)

Unrealized appreciation	159,989,892

$686,147,355

Net Assets:
Class A	$589,712,009

Class B	$34,438,908

Class C	$26,369,440

Class Y	$7,943,821

Institutional Class	$27,683,177

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	31,748,371

Class B	2,105,577

Class C	1,611,146

Class Y	426,221

Institutional Class	1,488,790

Class A:
Net asset value per share	$18.57

Maximum offering price per share
(Net asset value of $18.57 divided by 94.50%)	$19.65

Class B:
Net asset value and offering price per share	$16.36

Class C:
Net asset value and offering price per share	$16.37

Class Y:
Net asset value and offering price per share	$18.64

Institutional Class:
Net asset value and offering price per share	$18.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Small & Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2010

Dividends (net of foreign withholding taxes of $771,635)	$11,653,496

Dividends from affiliated money market funds	48,963

Total investment income	11,702,459

Expenses:
Advisory fees	5,025,984

Administrative services fees	187,563

Custodian fees	295,475

Distribution fees:
Class A	1,374,603

Class B	365,229

Class C	230,269

Transfer agent fees — A, B, C and Y	1,859,794

Transfer agent fees — Institutional	6,836

Trustees’ and officers’ fees and benefits	35,042

Other	258,667

Total expenses	9,639,462

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(67,790)

Net expenses	9,571,672

Net investment income	2,130,787

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $61,560 and net of foreign taxes of $187,130)	69,815,468

Foreign currencies	(322,122)

69,493,346

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $216,985)	77,008,539

Foreign currencies	38,136

77,046,675

Net realized and unrealized gain	146,540,021

Net increase in net assets resulting from operations	$148,670,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Small & Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,130,787	$1,896,526

Net realized gain (loss)	69,493,346	(79,131,935)

Change in net unrealized appreciation	77,046,675	210,463,445

Net increase in net assets resulting from operations	148,670,808	133,228,036

Distributions to shareholders from net investment income:
Class A	(2,235,495)	(5,471,181)

Class Y	(31,453)	(19,418)

Institutional Class	(237,117)	(376,277)

Total distributions from net investment income	(2,504,065)	(5,866,876)

Distributions to shareholders from net realized gains:
Class A	—	(36,796,851)

Class B	—	(3,911,833)

Class C	—	(1,722,323)

Class Y	—	(127,804)

Institutional Class	—	(1,434,515)

Total distributions from net realized gains	—	(43,993,326)

Share transactions–net:
Class A	(57,139,426)	(15,088,922)

Class B	(12,402,494)	(10,038,973)

Class C	418,837	(1,305,481)

Class Y	1,847,893	2,402,721

Institutional Class	(2,051,832)	2,656,214

Net increase (decrease) in net assets resulting from share transactions	(69,327,022)	(21,374,441)

Net increase in net assets	76,839,721	61,993,393

Net assets:
Beginning of year	609,307,634	547,314,241

End of year (includes undistributed net investment income of $2,353,454 and $2,277,270, respectively)	$686,147,355	$609,307,634

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Global Small & Mid Cap Growth Fund, formerly AIM Global Small & Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

13        Invesco Global Small & Mid Cap Growth Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

14        Invesco Global Small & Mid Cap Growth Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Global Small & Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $58,033.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,912.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $33,864 in front-end sales commissions from the sale of Class A shares and $0, $45,747 and $1,609 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

16        Invesco Global Small & Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$5,519,410	$—	$5,519,410

Brazil	29,486,157	—	—	29,486,157

Canada	47,813,998	—	—	47,813,998

Germany	6,781,835	9,085,638	—	15,867,473

Greece	—	8,550,569	—	8,550,569

Hong Kong	13,027,834	5,344,335	—	18,372,169

Indonesia	11,088,789	—	—	11,088,789

Ireland	10,605,171	—	—	10,605,171

Japan	3,412,223	20,874,510	—	24,286,733

Mexico	9,934,610	—	—	9,934,610

Philippines	—	42,378,242	—	42,378,242

Russia	5,675,871	—	—	5,675,871

South Africa	15,061,595	—	—	15,061,595

South Korea	7,705,279	—	—	7,705,279

Spain	4,930,799	—	—	4,930,799

Sweden	9,830,621	—	—	9,830,621

Switzerland	16,083,526	—	—	16,083,526

Thailand	10,578,315	—	—	10,578,315

Turkey	—	23,677,918	—	23,677,918

United Kingdom	108,934,943	14,991,672	—	123,926,615

United States	239,984,521	—	—	239,984,521

Total Investments	$550,936,087	$130,422,294	$—	$681,358,381

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities sales of $885,379, which resulted in net realized gains of $61,560.

17        Invesco Global Small & Mid Cap Growth Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,845.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $4,280 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,504,065	$6,508,292

Long-term capital gain	—	43,351,910

Total distributions	$2,504,065	$49,860,202

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,530,005

Net unrealized appreciation — investments	158,481,269

Net unrealized appreciation — other investments	39,056

Temporary book/tax differences	(176,552)

Capital loss carryforward	(10,283,479)

Shares of beneficial interest	535,557,056

Total net assets	$686,147,355

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $69,235,360 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$10,283,479

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco Global Small & Mid Cap Growth Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $232,319,287 and $313,652,061, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$190,170,009

Aggregate unrealized (depreciation) of investment securities	(31,688,740)

Net unrealized appreciation of investment securities	$158,481,269

Cost of investments for tax purposes is $522,877,112.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and litigation settlements, on October 31, 2010, undistributed net investment income was increased by $449,462 and undistributed net realized gain (loss) was decreased by $449,462. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,639,314	$27,277,998	1,916,391	$23,400,765

Class B	187,227	2,716,125	299,018	3,190,597

Class C	321,713	4,823,586	306,512	3,422,506

Class Y	230,707	3,850,932	231,440	2,887,300

Institutional Class	55,143	913,868	200,737	2,320,283

Issued as reinvestment of dividends:
Class A	138,020	2,154,485	3,902,477	40,468,688

Class B	—	—	410,407	3,783,956

Class C	—	—	179,525	1,657,017

Class Y	1,914	29,910	14,091	146,263

Institutional Class	3,525	54,849	175,464	1,810,792

Automatic conversion of Class B shares to Class A shares:
Class A	542,311	8,915,319	806,898	9,491,374

Class B	(613,635)	(8,915,319)	(908,582)	(9,491,374)

Reacquired:(b)
Class A	(5,810,143)	(95,487,228)	(7,458,121)	(88,449,749)

Class B	(429,904)	(6,203,300)	(723,736)	(7,522,152)

Class C	(301,516)	(4,404,749)	(617,344)	(6,385,004)

Class Y	(124,177)	(2,032,949)	(50,442)	(630,842)

Institutional Class	(181,083)	(3,020,549)	(125,259)	(1,474,861)

Net increase (decrease) in share activity	(4,340,584)	$(69,327,022)	(1,440,524)	$(21,374,441)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $14,404 and $15,193 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.
  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Global Small & Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$14.79	$0.06	(d)	$3.78	$3.84	$(0.06)	$—	$(0.06)	$18.57	26.07%	$589,712	1.45	%(e)	1.46	%(e)	0.37	%(e)	39%
Year ended 10/31/09	12.87	0.05	(d)	3.07	3.12	(0.15)	(1.05)	(1.20)	14.79	28.24	521,223	1.61		1.62		0.40		54
Year ended 10/31/08	29.51	0.15	(d)	(13.09)	(12.94)	(0.10)	(3.60)	(3.70)	12.87	(49.68)	464,060	1.45		1.46		0.70		74
Year ended 10/31/07	25.10	0.12		7.68	7.80	(0.04)	(3.35)	(3.39)	29.51	34.57	1,022,682	1.42		1.50		0.47		43
Year ended 10/31/06	20.60	0.13	(d)	5.39	5.52	(0.07)	(0.95)	(1.02)	25.10	27.71	809,309	1.51		1.64		0.56		64

Class B
Year ended 10/31/10	13.07	(0.05	)(d)	3.34	3.29	—	—	—	16.36	25.17	34,439	2.20	(e)	2.21	(e)	(0.38	)(e)	39
Year ended 10/31/09	11.43	(0.04	)(d)	2.73	2.69	—	(1.05)	(1.05)	13.07	27.33	38,709	2.36		2.37		(0.35)		54
Year ended 10/31/08	26.73	(0.01	)(d)	(11.69)	(11.70)	—	(3.60)	(3.60)	11.43	(50.07)	44,392	2.20		2.21		(0.05)		74
Year ended 10/31/07	23.15	(0.07)		7.00	6.93	—	(3.35)	(3.35)	26.73	33.58	136,818	2.17		2.25		(0.28)		43
Year ended 10/31/06	19.18	(0.04	)(d)	5.01	4.97	(0.05)	(0.95)	(1.00)	23.15	26.80	132,391	2.26		2.39		(0.19)		64

Class C
Year ended 10/31/10	13.08	(0.05	)(d)	3.34	3.29	—	—	—	16.37	25.15	26,369	2.20	(e)	2.21	(e)	(0.38	)(e)	39
Year ended 10/31/09	11.43	(0.04	)(d)	2.74	2.70	—	(1.05)	(1.05)	13.08	27.41	20,802	2.36		2.37		(0.35)		54
Year ended 10/31/08	26.74	(0.01	)(d)	(11.70)	(11.71)	—	(3.60)	(3.60)	11.43	(50.09)	19,690	2.20		2.21		(0.05)		74
Year ended 10/31/07	23.16	(0.07)		7.00	6.93	—	(3.35)	(3.35)	26.74	33.56	43,760	2.17		2.25		(0.28)		43
Year ended 10/31/06	19.19	(0.04	)(d)	5.01	4.97	(0.05)	(0.95)	(1.00)	23.16	26.79	28,619	2.26		2.39		(0.19)		64

Class Y
Year ended 10/31/10	14.84	0.10	(d)	3.80	3.90	(0.10)	—	(0.10)	18.64	26.38	7,944	1.20	(e)	1.21	(e)	0.62	(e)	39
Year ended 10/31/09	12.87	0.09	(d)	3.09	3.18	(0.16)	(1.05)	(1.21)	14.84	28.70	4,715	1.36		1.37		0.65		54
Year ended 10/31/08(f)	15.38	0.01	(d)	(2.52)	(2.51)	—	—	—	12.87	(16.32)	1,580	1.24	(g)	1.26	(g)	0.91	(g)	74

Institutional Class
Year ended 10/31/10	14.81	0.15	(d)	3.78	3.93	(0.15)	—	(0.15)	18.59	26.72	27,683	0.92	(e)	0.93	(e)	0.90	(e)	39
Year ended 10/31/09	12.93	0.13	(d)	3.07	3.20	(0.27)	(1.05)	(1.32)	14.81	29.20	23,859	0.96		0.97		1.05		54
Year ended 10/31/08	29.53	0.23	(d)	(13.12)	(12.89)	(0.11)	(3.60)	(3.71)	12.93	(49.46)	17,593	0.93		0.94		1.22		74
Year ended 10/31/07(f)	27.82	0.02		1.69	1.71	—	—	—	29.53	6.15	11	1.00	(g)	1.00	(g)	0.90	(g)	43

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $549,841, $36,523, $23,027, $6,437 and $25,749 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively
(f)	Commencement date of October 3, 2008 and September 28, 2007 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

20        Invesco Global Small & Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco Global Small & Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Small & Mid Cap Growth Fund (formerly known as AIM Global Small & Mid Cap Growth Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the ”Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Global Small & Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,084.10	$7.46	$1,018.05	$7.22	1.42%

B	1,000.00	1,079.90	11.38	1,014.27	11.02	2.17

C	1,000.00	1,080.50	11.38	1,014.27	11.02	2.17

Y	1,000.00	1,085.60	6.15	1,019.31	5.96	1.17

Institutional	1,000.00	1,087.10	4.84	1,020.57	4.69	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Global Small & Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Small & Mid Cap Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

23        Invesco Global Small & Mid Cap Growth Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Global Small-/Mid-Cap Funds Index. The Board noted that the performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods, and that Index performance data was not available beyond the three year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Global Small & Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	36.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Global Small & Mid Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GSMG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco International Core Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes .
      And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco International Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco International Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, all shares classes of Invesco International Core Equity Fund, at net asset value, underperformed against the Fund’s style-specific benchmark, the MSCI EAFE Index, and its peer group index, the Lipper International Large-Cap Core Funds Index.
      Stock selection within the utilities and information technology (IT) sectors contributed to performance, while holdings in the consumer discretionary and energy sectors detracted during the period.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.68%

Class B Shares	6.88

Class C Shares	6.86

Class R Shares	7.41

Class Y Shares	7.91

Investor Class Shares	7.67

Institutional Class Shares	8.35

MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	8.36

Lipper International Large-Cap Core Funds Index▼ (Peer Group Index)	11.06

▼Lipper Inc.

How we invest
The Fund invests primarily in stocks of mid- and large-cap foreign companies with a record of stable earnings and strong balance sheets. Our investment process includes a valuation assessment, fundamental research and team-based portfolio decisions. We address risk at both the security level by emphasizing balance sheet strength and earnings stability of individual holdings. At the portfolio level, we seek to achieve appropriate diversification relative to the index. We are committed to a long-term investment horizon resulting in low rates of portfolio turnover. Risk management efforts also seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
      We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, not on projections of country or sector performance.
      Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. The period ended with a market upswing as flurry of private sector merger and acquisition activity began – a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit-tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the period. Fears of potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, however, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     At the beginning of the 12-month reporting period, riskier assets, like stocks, were outperforming securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. Renewed credit problems overseas and the market correction that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.
     Although the path to economic recovery remained uncertain, several positive trends fueled a resurgence in global equity markets during the last few months of the reporting period. As bottom-up investors, we have seen the number of potential investment opportunities in attractive companies increase materially in recent months. With above-average market volatility likely to persist for some time, we believe our investment approach is well-suited for the current climate.

Portfolio Composition
By sector

Financials	22.1%

Energy	11.7

Materials	10.0

Telecommunication Services	10.0

Industrials	8.9

Health Care	7.8

Information Technology	7.4

Consumer Discretionary	7.1

Consumer Staples	6.7

Utilities	5.1

Money Market Funds Plus Other Assets Less Liabilities	3.2

Top Five Countries*

Japan	21.0%

United Kingdom	14.3

France	8.3

Switzerland	7.9

Canada	7.6

Total Net Assets	$319.8 million

Total Number of Holdings*	101

Top 10 Equity Holdings*

1.	Zurich Financial Services AG	2.8%

2.	Imperial Tobacco Group PLC	2.8

3.	Swisscom AG	2.7

4.	Royal Dutch Shell PLC	2.7

5.	BHP Billiton Ltd.	2.6

6.	FUJIFILM Holdings Corp.	2.5

7.	Sanofi-Aventis S.A.	2.3

8.	Agrium Inc.	2.2

9.	Banco Santander S.A.	1.9

10.	Mitsubishi UFJ Financial Group, Inc.	1.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4	Invesco International Core Equity Fund

     The Fund stayed true to its process by benefiting from its quality orientation in stock selection. Our stock selection within the financials and utilities sectors made the largest contribution to the Fund’s relative results. Within financials, Canada-based Intact Financial, a provider of automobile, home and business insurance that insures approximately four million individuals and businesses, was a top contributor. Within utilities, U.K. company International Power was also a notable contributor to the portfolio.
     Stock selection and our underweight position in consumer discretionary and consumer staples detracted from relative performance, failing to keep pace with the benchmark’s very strong gains. Within the consumer discretionary sector, German automobile manufacturer Porsche Automobil detracted from the Fund’s overall positive performance. Additionally, the Fund’s holdings in National Bank of Greece and financial services company Societe Generale, negatively affected performance for the period. Before the end of the period, we sold our holdings in Societe Generale. On an absolute basis, all sectors in the Fund posted positive returns during the fiscal year with the exception of our energy holdings. The Fund’s negative performance in this sector was due largely to our allocation to energy corporation BP, which faced a difficult environment in the wake of the well disaster in the Gulf of Mexico. Before the end of the period, we sold our holdings in BP.
     From a geographic perspective, all international regions in the Fund generated positive absolute performance during the fiscal year. Asia/Pacific contributed the most to absolute returns, while Europe contributed the least on a relative basis. The Fund’s exposure to Spain and Greece detracted from performance during the year. Conversely, our stock selection in Australia and Switzerland helped Fund performance versus the benchmark. The Fund also benefited from favorable Japanese stock selection throughout the period, leading to profit taking in a number of stocks. The allocation to Japan remained neutral to the benchmark during the fiscal year. Additionally, exposure to non-benchmark areas such as emerging markets and Canada were positive contributors during the period.
     From a positioning perspective, the Fund increased its allocation to the financials sector during the year, although it remains underweight relative to the benchmark. The Fund also increased weightings in the materials and telecommunication sectors while lowering its weighting in consumer discretionary and IT. From a geographic perspective, the Fund maintained a healthy weighting in emerging markets and Canada, while being modestly underweight in Japan and the U.K., relative to the benchmark. Fund holdings are determined based on the merits of individual securities and not on a country or sector basis.
     Market participants are vacillating between inconsistent economic data and strong momentum in earnings from the corporate sector. At the same time, balance sheet repair has been actively pursued on multiple fronts by consumers, financial institutions and select governments. While these ultimately healthy initiatives may temper the pace of economic recovery in the near-term, falling government bond yields have lowered mortgage rates to even more affordable levels, thus providing some level of support for the housing market. In the face of these conflicting signals, we believe an above-average equity market and foreign exchange volatility may persist. We believe our emphasis on profitability and attractive valuations has the potential to serve clients well over the long-term horizon.
     We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program.
     We welcome any new investors who have joined the Fund during the fiscal year, and to all of our shareholders we would like to say thank you for your continued investment in Invesco International Core Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Core Equity Fund. She joined Invesco in 1999. Ms. Baker earned a B.A. in international politics from Oberlin College. She also earned an M.B.A in finance from the University of Navarra.
W. Lindsay Davidson
Portfolio manager, is manager of Invesco International Core Equity Fund. He joined Invesco in 1984. Mr. Davidson earned a degree in economics from Edinburgh University.
E. Sargent McGowan
Chartered Financial Analyst, portfolio manager and Head of Developed Market Equities, is manager of Invesco International Core Equity Fund. He joined Invesco in 2002. Mr. McGowan earned a B.S. in commerce from the University of Virginia and an M.B.A in investment management from the University of North Carolina.
Anjua Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Core Equity Fund. She joined Invesco in 1998. Ms. Signha earned a B.A. and a Ph.D. in economics from Emory University.
Stephen Thomas
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Core Equity Fund. He joined Invesco in 2000. Mr. Thomas earned a B.B.A. in banking/finance and an M.B.A. from the University of Mississippi.

5	Invesco International Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Fund data from 10/28/98, index data from 10/31/98
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

Past performance cannot guarantee comparable future results. The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco International Core Equity Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	4.61%

5 Years	1.82

1 Year	1.78

Class B Shares

Inception (3/28/02)	4.68%

5 Years	1.87

1 Year	1.88

Class C Shares

Inception (2/14/00)	1.51%

10 Years	2.43

5 Years	2.21

1 Year	5.86

Class R Shares

Inception (11/24/03)	6.42%

5 Years	2.72

1 Year	7.41

Class Y Shares

10 Years	3.37%

5 Years	3.07

1 Year	7.91

Investor Class Shares

Inception (10/28/98)	3.96%

10 Years	3.32

5 Years	2.98

1 Year	7.67

Institutional Class Shares

Inception (4/30/04)	6.16%

5 Years	3.59

1 Year	8.35
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	4.23%

5 Years	0.60

1 Year	–3.52

Class B Shares

Inception (3/28/02)	4.30%

5 Years	0.65

1 Year	–3.71

Class C Shares

Inception (2/14/00)	1.19%

10 Years	1.91

5 Years	0.97

1 Year	0.23

Class R Shares

Inception (11/24/03)	5.97%

5 Years	1.49

1 Year	1.81

Class Y Shares

10 Years	2.85%

5 Years	1.84

1 Year	2.38

Investor Class Shares

Inception (10/28/98)	3.69%

10 Years	2.81

5 Years	1.75

1 Year	2.14

Institutional Class Shares

Inception (4/30/04)	5.66%

5 Years	2.34

1 Year	2.72
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.62%, 2.37%, 2.37%, 1.87%, 1.37%, 1.62% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Institutional Class and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     For Class C shares had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco International Core Equity Fund

Invesco International Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IBVAX
Class B Shares	IBVBX
Class C Shares	IBVCX
Class R Shares	IIBRX
Class Y Shares	IBVYX
Investor Class Shares	IIBCX
Institutional Class Shares	IBVIX

8	Invesco International Core Equity Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.16%
Australia–6.45%
Australia and New Zealand Banking Group Ltd.	201,738	$4,919,125

BHP Billiton Ltd.	201,443	8,313,986

Macquarie Group Ltd.	98,929	3,522,495

Telstra Corp. Ltd.	1,471,055	3,856,404

		20,612,010

Brazil–1.54%
Banco Santander Brasil S.A.(a)(b)	26,100	368,819

Banco Santander Brasil S.A.(b)	48,800	689,593

Companhia Energetica de Minas Gerais S.A.–ADR(c)	52,115	929,732

PDG Realty S.A. Empreendimentos e Participacoes	87,600	1,085,269

Petroleo Brasileiro S.A–ADR	26,603	907,694

Vale S.A.–ADR	29,034	933,153

		4,914,260

Canada–7.61%
Agrium Inc.	80,817	7,149,043

Encana Corp.	102,164	2,885,915

Intact Financial Corp.	89,157	4,037,809

Metro Inc.–Class A(c)	71,839	3,296,466

Nexen Inc.	168,090	3,576,383

Toronto-Dominion Bank (The)	46,815	3,371,470

		24,317,086

China–0.93%
China Construction Bank Corp.–Class H	599,000	572,217

China Minsheng Banking Corp., Ltd.	551,000	511,888

CNOOC Ltd.	460,800	961,941

Renhe Commercial Holdings Co. Ltd.	4,908,000	937,088

		2,983,134

Finland–1.11%
Nokia Corp.	332,078	3,560,436

France–8.31%
BNP Paribas	57,955	4,239,689

Bouygues S.A.	109,006	4,805,077

Credit Agricole S.A.	256,325	4,201,674

Sanofi-Aventis S.A.	107,329	7,497,529

Total S.A.–ADR	106,942	5,826,200

		26,570,169

Germany–1.73%
Muenchener Rueckversicherungs-Gesellschaft AG	15,140	2,367,933

Salzgitter AG	44,126	3,169,060

		5,536,993

Greece–0.86%
National Bank of Greece S.A.(d)	252,382	2,765,054

Hong Kong–5.66%
Chaoda Modern Agriculture (Holdings) Ltd.	596,000	487,240

Cheung Kong (Holdings) Ltd.	264,000	4,054,442

China Unicom (Hong Kong) Ltd.	488,000	686,359

Esprit Holdings Ltd.	711,728	3,860,347

Henderson Land Development Co. Ltd.	644,000	4,580,809

Hutchison Whampoa Ltd.	403,100	3,979,294

Sinofert Holdings Ltd.(d)	832,000	441,679

		18,090,170

India–0.12%
Grasim Industries Ltd.	23	1,044

Oil and Natural Gas Corp. Ltd.	12,980	342,894

		343,938

Indonesia–0.20%
PT Telekomunikasi Indonesia Tbk	632,000	643,455

Ireland–0.18%
Dragon Oil PLC(d)	81,364	576,233

Italy–1.63%
Eni S.p.A–ADR	115,957	5,209,948

Japan–21.04%
Canon Inc.	91,300	4,198,299

East Japan Railway Co.	47,900	2,966,311

FUJIFILM Holdings Corp.	241,600	8,013,762

Mitsubishi Corp.	230,900	5,579,458

Mitsubishi UFJ Financial Group, Inc.	1,279,900	5,964,490

Murata Manufacturing Co., Ltd.	76,800	4,301,120

Nippon Telegraph & Telephone Corp.	74,600	3,370,663

Nippon Yusen Kabushiki Kaisha	1,321,000	5,538,080

Nissan Motor Co., Ltd.	664,400	5,826,990

NTT DoCoMo, Inc.	1,986	3,349,949

Seven & I Holdings Co., Ltd.	143,300	3,324,479

Sumitomo Chemical Co., Ltd.	1,289,000	5,647,194

Takeda Pharmaceutical Co., Ltd.	97,700	4,567,000

Yamada Denki Co., Ltd.	71,390	4,623,636

		67,271,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco International Core Equity Fund

	Shares	Value

Mexico–0.57%
America Movil S.A.B. de C.V.–Series L	361,100	$1,034,671

Desarrolladora Homex S.A. de C.V.–ADR(c)(d)	23,848	800,816

		1,835,487

Netherlands–2.58%
TNT N.V.	135,416	3,600,591

Unilever N.V.	156,942	4,654,694

		8,255,285

Norway–0.75%
Statoil A.S.A.	110,141	2,404,998

Poland–0.25%
KGHM Polska Miedz S.A.	17,730	794,311

Russia–0.41%
Gazprom–ADR	30,873	675,875

Rosneft Oil Co.–GDR	92,946	647,834

		1,323,709

South Africa–1.17%
Barloworld Ltd.	102,545	768,538

Sasol Ltd.	15,218	685,212

Standard Bank Group Ltd.	54,097	796,862

Steinhoff International Holdings Ltd.(d)	262,335	823,893

Tiger Brands Ltd.(d)	24,636	660,547

		3,735,052

South Korea–2.10%
Dongbu Insurance Co., Ltd.	13,960	493,673

Hyundai Mipo Dockyard Co., Ltd.	5,647	946,801

Hyundai Mobis	5,564	1,387,229

LG Electronics Inc.	4,321	381,469

Lotte Shopping Co., Ltd.	1,240	507,501

POSCO	2,221	917,585

Samsung Electronics Co., Ltd.	1,560	1,035,872

Shinhan Financial Group Co., Ltd.	15,750	611,123

SK Telecom Co., Ltd.	2,799	424,144

		6,705,397

Spain–6.29%
Banco Santander S.A.	470,604	6,047,484

Iberdrola S.A.	633,217	5,337,043

Repsol YPF, S.A.–ADR	123,717	3,425,724

Telefonica S.A.	196,227	5,294,004

		20,104,255

Switzerland–7.86%
Actelion Ltd.(d)	69,539	3,469,885

Holcim Ltd.	64,620	4,037,949

Swisscom AG	20,698	8,640,948

Zurich Financial Services AG	36,720	8,987,856

		25,136,638

Taiwan–0.93%
AU Optronics Corp.–ADR(d)	61,382	615,661

HTC Corp.	51,753	1,170,583

Powertech Technology Inc.	267,000	882,445

U-Ming Marine Transport Corp.	146,000	300,852

		2,969,541

Thailand–0.37%
Bangkok Bank PCL–NVDR	147,700	735,047

PTT PCL	45,500	460,970

		1,196,017

Turkey–0.26%
Asya Katilim Bankasi A.S.	325,224	833,326

United Kingdom–14.25%
AstraZeneca PLC	82,169	4,139,898

Barclays PLC	890,870	3,934,499

GlaxoSmithKline PLC	270,169	5,285,609

Imperial Tobacco Group PLC	278,693	8,926,530

International Power PLC	836,468	5,592,958

National Grid PLC	482,177	4,558,294

Royal Dutch Shell PLC–ADR	132,682	8,615,042

Vodafone Group PLC	1,664,086	4,528,821

		45,581,651

Total Common Stocks & Other Equity Interests (Cost $263,793,728)		304,269,984

Preferred Stocks–1.63%
Brazil–0.20%
Usinas Siderurgicas de Minas Gerais S.A.–Class A–Pfd.	50,300	631,155

Germany–1.43%
Porsche Automobil Holding SE–Pfd.	89,188	4,576,947

Total Preferred Stocks (Cost $6,218,918)		5,208,102

Money Market Funds–2.81%
Liquid Assets Portfolio–Institutional Class(e)	4,495,343	4,495,343

Premier Portfolio–Institutional Class(e)	4,495,343	4,495,343

Total Money Market Funds (Cost $8,990,686)		8,990,686

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.60% (Cost $279,003,332)		318,468,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco International Core Equity Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.20%
Liquid Assets Portfolio–Institutional Class (Cost $3,841,100)(e)(f)	3,841,100	$3,841,100

TOTAL INVESTMENTS–100.80% (Cost $282,844,432)		322,309,872

OTHER ASSETS LESS LIABILITIES–(0.80)%		(2,539,438)

NET ASSETS–100.00%		$319,770,434

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2010 represented 0.12% of the Fund’s Net Assets.
(b)	Each unit represents 55 common shares and 50 preferred shares
(c)	All or a portion of this security was out on loan at October 31, 2010.
(d)	Non-income producing security.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco International Core Equity Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $270,012,646)*	$309,478,086

Investments in affiliated money market funds, at value and cost	12,831,786

Total investments, at value (Cost $282,844,432)	322,309,872

Foreign currencies, at value (Cost $1,425,365)	1,432,347

Receivables for:
Investments sold	133,451

Fund shares sold	48,774

Dividends	1,174,126

Investment for trustee deferred compensation and retirement plans	36,781

Other assets	23,484

Total assets	325,158,835

Liabilities:
Payables for:
Investments purchased	860,409

Fund shares reacquired	329,586

Collateral upon return of securities loaned	3,841,100

Accrued fees to affiliates	106,798

Accrued other operating expenses	175,106

Trustee deferred compensation and retirement plans	75,402

Total liabilities	5,388,401

Net assets applicable to shares outstanding	$319,770,434

Net assets consist of:
Shares of beneficial interest	$355,147,637

Undistributed net investment income	4,349,675

Undistributed net realized gain (loss)	(79,251,906)

Unrealized appreciation	39,525,028

$319,770,434

Net Assets:
Class A	$40,422,484

Class B	$6,906,038

Class C	$20,109,647

Class R	$3,027,935

Class Y	$1,839,051

Investor Class	$19,438,170

Institutional Class	$228,027,109

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	3,688,601

Class B	632,261

Class C	1,889,057

Class R	276,452

Class Y	165,023

Investor Class	1,747,853

Institutional Class	20,739,305

Class A:
Net asset value per share	$10.96

Maximum offering price per share
(Net asset value of $10.96 divided by 94.50%)	$11.60

Class B:
Net asset value and offering price per share	$10.92

Class C:
Net asset value and offering price per share	$10.65

Class R:
Net asset value and offering price per share	$10.95

Class Y:
Net asset value and offering price per share	$11.14

Investor Class:
Net asset value and offering price per share	$11.12

Institutional Class:
Net asset value and offering price per share	$10.99

*	At October 31, 2010, securities with an aggregate value of $3,689,608 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco International Core Equity Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Interest	$9,947

Dividends (net of foreign withholding taxes of $1,002,156)	10,106,326

Dividends from affiliated money market funds (includes securities lending income of $22,053)	31,427

Total investment income	10,147,700

Expenses:
Advisory fees	2,457,915

Administrative services fees	135,376

Custodian fees	156,429

Distribution fees:
Class A	115,817

Class B	80,871

Class C	212,351

Class R	13,991

Investor Class	50,822

Transfer agent fees — A, B, C, R, Y and Investor	356,278

Transfer agent fees — Institutional	3,336

Trustees’ and officers’ fees and benefits	27,074

Other	194,365

Total expenses	3,804,625

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(12,277)

Net expenses	3,792,348

Net investment income	6,355,352

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $62,018)	6,607,131

Foreign currencies	(499,548)

6,107,583

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $9,029)	14,080,777

Foreign currencies	63,225

14,144,002

Net realized and unrealized gain	20,251,585

Net increase in net assets resulting from operations	$26,606,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco International Core Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$6,355,352	$6,121,922

Net realized gain (loss)	6,107,583	(58,034,830)

Change in net unrealized appreciation	14,144,002	120,291,069

Net increase in net assets resulting from operations	26,606,937	68,378,161

Distributions to shareholders from net investment income:
Class A	(994,982)	(1,477,199)

Class B	(80,400)	(214,660)

Class C	(196,085)	(436,613)

Class R	(40,295)	(58,103)

Class Y	(37,253)	(6,890)

Investor Class	(345,741)	(664,154)

Institutional Class	(5,062,018)	(9,199,911)

Total distributions from net investment income	(6,756,774)	(12,057,530)

Share transactions–net:
Class A	(23,700,004)	7,759,758

Class B	(3,346,559)	(2,552,923)

Class C	(3,883,197)	(2,390,283)

Class R	181,072	137,811

Class Y	(237,478)	1,319,707

Investor Class	(3,109,959)	(1,660,557)

Institutional Class	(28,124,434)	(5,556,241)

Net increase (decrease) in net assets resulting from share transactions	(62,220,559)	(2,942,728)

Net increase (decrease) in net assets	(42,370,396)	53,377,903

Net assets:
Beginning of year	362,140,830	308,762,927

End of year (includes undistributed net investment income of $4,349,675 and $5,312,664, respectively)	$319,770,434	$362,140,830

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco International Core Equity Fund, formerly AIM International Core Equity Fund (the “Fund”), is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

14        Invesco International Core Equity Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

15        Invesco International Core Equity Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire

16        Invesco International Core Equity Fund

but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.65%

From $1 billion	0.55%

From $2 billion	0.45%

From $4 billion	0.40%

From $6 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $10,192.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $383.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco International Core Equity Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $9,766 in front-end sales commissions from the sale of Class A shares and $1, $11,149 and $1,442 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$20,612,010	$—	$20,612,010

Brazil	5,545,415	—	—	5,545,415

Canada	24,317,086	—	—	24,317,086

China	937,088	2,046,046	—	2,983,134

Finland	—	3,560,436	—	3,560,436

France	26,570,169	—	—	26,570,169

Germany	5,536,993	4,576,947	—	10,113,940

Greece	2,765,054	—	—	2,765,054

Hong Kong	—	18,090,170	—	18,090,170

India	—	343,938	—	343,938

Indonesia	643,455	—	—	643,455

Ireland	576,233	—	—	576,233

Italy	5,209,948	—	—	5,209,948

Japan	5,964,490	61,306,941	—	67,271,431

Mexico	1,835,487	—	—	1,835,487

Netherlands	8,255,285	—	—	8,255,285

Norway	2,404,998	—	—	2,404,998

Poland	—	794,311	—	794,311

Russia	647,834	675,875	—	1,323,709

South Africa	2,938,190	796,862	—	3,735,052

South Korea	931,645	5,773,752	—	6,705,397

Spain	9,473,209	10,631,046	—	20,104,255

Switzerland	12,457,741	12,678,897	—	25,136,638

Taiwan	615,661	2,353,880	—	2,969,541

Thailand	1,196,017	—	—	1,196,017

Turkey	—	833,326	—	833,326

United Kingdom	37,507,254	8,074,397	—	45,581,651

18        Invesco International Core Equity Fund

	Level 1	Level 2	Level 3	Total

United States	12,831,786	—	—	12,831,786

	$169,161,038	$153,148,834	$—	$322,309,872

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,702.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $3,536 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$6,756,774	$12,057,530

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$4,421,948

Net unrealized appreciation — investments	34,977,477

Net unrealized appreciation (depreciation) — other investments	59,590

Temporary book/tax differences	(72,273)

Capital loss carryforward	(74,763,945)

Shares of beneficial interest	355,147,637

Total net assets	$319,770,434

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19        Invesco International Core Equity Fund

  The Fund utilized $5,235,898 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$15,246,800

October 31, 2017	59,517,145

Total capital loss carryforward	$74,763,945

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $125,746,674 and $190,940,673, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$53,303,664

Aggregate unrealized (depreciation) of investment securities	(18,326,187)

Net unrealized appreciation of investment securities	$34,977,477

Cost of investments for tax purposes is $287,332,394.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2010, undistributed net investment income was decreased by $561,567 and undistributed net realized gain (loss) was increased by $561,567. This reclassification had no effect on the net assets of the Fund.

20        Invesco International Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	588,507	$6,117,298	2,652,626	$23,534,432

Class B	64,519	675,741	171,963	1,509,862

Class C	188,883	1,942,148	380,187	3,039,130

Class R	159,062	1,659,257	115,695	973,520

Class Y	71,353	748,734	335,096	2,903,966

Investor Class	146,139	1,541,654	191,266	1,665,913

Institutional Class	6,325,941	64,297,311	2,271,862	20,445,456

Issued as reinvestment of dividends:
Class A	89,742	955,749	176,691	1,406,458

Class B	7,276	77,708	25,633	204,806

Class C	16,614	172,952	49,826	388,149

Class R	3,614	38,562	7,265	57,974

Class Y	3,147	34,024	848	6,847

Investor Class	31,230	337,598	73,854	596,746

Institutional Class	476,201	5,062,018	1,158,679	9,199,911

Automatic conversion of Class B shares to Class A shares:
Class A	138,141	1,431,377	157,367	1,365,416

Class B	(138,192)	(1,431,377)	(157,434)	(1,365,416)

Reacquired:(b)
Class A	(3,107,300)	(32,204,428)	(2,230,590)	(18,546,548)

Class B	(259,122)	(2,668,631)	(356,337)	(2,902,175)

Class C	(592,782)	(5,998,297)	(714,815)	(5,817,562)

Class R	(147,272)	(1,516,747)	(103,184)	(893,683)

Class Y	(98,198)	(1,020,236)	(168,370)	(1,591,106)

Investor Class	(479,929)	(4,989,211)	(466,283)	(3,923,216)

Institutional Class	(9,339,381)	(97,483,763)	(4,231,916)	(35,201,608)

Net increase (decrease) in share activity	(5,851,807)	$(62,220,559)	(660,071)	$(2,942,728)

(a)	64% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Net of redemption fees of $12,274 and $2,639 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

21        Invesco International Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/10	$10.34	$0.17	$0.62	$0.79	$(0.17)	$—	$(0.17)	$10.96	7.68%	$40,422	1.51	%(e)	1.51	%(e)	1.59	%(e)	39%
Year ended 10/31/09	8.63	0.14	1.87	2.01	(0.30)	—	(0.30)	10.34	24.35	61,810	1.62		1.62		1.63		43
Year ended 10/31/08	16.77	0.28	(7.01)	(6.73)	(0.18)	(1.23)	(1.41)	8.63	(43.45)	45,100	1.45		1.45		2.13		38
Year ended 10/31/07	14.44	0.22	2.75	2.97	(0.22)	(0.42)	(0.64)	16.77	21.26	96,961	1.41		1.41		1.46		27
Year ended 10/31/06	11.90	0.25	2.77	3.02	(0.10)	(0.38)	(0.48)	14.44	26.12	118,943	1.52		1.52		1.88		21

Class B
Year ended 10/31/10	10.30	0.09	0.62	0.71	(0.09)	—	(0.09)	10.92	6.88	6,906	2.26	(e)	2.26	(e)	0.84	(e)	39
Year ended 10/31/09	8.54	0.08	1.86	1.94	(0.18)	—	(0.18)	10.30	23.26	9,864	2.37		2.37		0.88		43
Year ended 10/31/08	16.58	0.18	(6.93)	(6.75)	(0.06)	(1.23)	(1.29)	8.54	(43.79)	10,873	2.20		2.20		1.38		38
Year ended 10/31/07	14.30	0.11	2.71	2.82	(0.12)	(0.42)	(0.54)	16.58	20.25	32,592	2.16		2.16		0.71		27
Year ended 10/31/06	11.79	0.14	2.76	2.90	(0.01)	(0.38)	(0.39)	14.30	25.28	31,818	2.27		2.27		1.13		21

Class C
Year ended 10/31/10	10.04	0.09	0.61	0.70	(0.09)	—	(0.09)	10.65	6.96	20,110	2.26	(e)	2.26	(e)	0.84	(e)	39
Year ended 10/31/09	8.33	0.07	1.82	1.89	(0.18)	—	(0.18)	10.04	23.25	22,854	2.37		2.37		0.88		43
Year ended 10/31/08	16.21	0.18	(6.77)	(6.59)	(0.06)	(1.23)	(1.29)	8.33	(43.80)	21,323	2.20		2.20		1.38		38
Year ended 10/31/07	13.98	0.11	2.66	2.77	(0.12)	(0.42)	(0.54)	16.21	20.36	50,234	2.16		2.16		0.71		27
Year ended 10/31/06	11.54	0.14	2.69	2.83	(0.01)	(0.38)	(0.39)	13.98	25.22	42,906	2.27		2.27		1.13		21

Class R
Year ended 10/31/10	10.33	0.14	0.62	0.76	(0.14)	—	(0.14)	10.95	7.41	3,028	1.76	(e)	1.76	(e)	1.34	(e)	39
Year ended 10/31/09	8.61	0.12	1.86	1.98	(0.26)	—	(0.26)	10.33	23.88	2,697	1.87		1.87		1.38		43
Year ended 10/31/08	16.72	0.24	(6.98)	(6.74)	(0.14)	(1.23)	(1.37)	8.61	(43.55)	2,077	1.70		1.70		1.88		38
Year ended 10/31/07	14.40	0.18	2.74	2.92	(0.18)	(0.42)	(0.60)	16.72	20.97	4,286	1.66		1.66		1.21		27
Year ended 10/31/06	11.87	0.21	2.77	2.98	(0.07)	(0.38)	(0.45)	14.40	25.86	3,560	1.77		1.77		1.63		21

Class Y
Year ended 10/31/10	10.51	0.19	0.64	0.83	(0.20)	—	(0.20)	11.14	7.91	1,839	1.26	(e)	1.26	(e)	1.84	(e)	39
Year ended 10/31/09	8.75	0.18	1.88	2.06	(0.30)	—	(0.30)	10.51	24.61	1,983	1.37		1.37		1.88		43
Year ended 10/31/08(f)	10.45	0.01	(1.71)	(1.70)	—	—	—	8.75	(16.27)	185	1.30	(g)	1.30	(g)	2.28	(g)	38

Investor Class
Year ended 10/31/10	10.49	0.17	0.63	0.80	(0.17)	—	(0.17)	11.12	7.67	19,438	1.51	(e)	1.51	(e)	1.59	(e)	39
Year ended 10/31/09	8.75	0.14	1.90	2.04	(0.30)	—	(0.30)	10.49	24.35	21,500	1.62		1.62		1.63		43
Year ended 10/31/08	16.98	0.28	(7.10)	(6.82)	(0.18)	(1.23)	(1.41)	8.75	(43.44)	19,710	1.45		1.45		2.13		38
Year ended 10/31/07	14.61	0.23	2.78	3.01	(0.22)	(0.42)	(0.64)	16.98	21.29	44,428	1.41		1.41		1.46		27
Year ended 10/31/06	12.04	0.25	2.80	3.05	(0.10)	(0.38)	(0.48)	14.61	26.11	44,674	1.52		1.52		1.88		21

Institutional Class
Year ended 10/31/10	10.37	0.23	0.63	0.86	(0.24)	—	(0.24)	10.99	8.35	228,027	0.91	(e)	0.91	(e)	2.19	(e)	39
Year ended 10/31/09	8.70	0.20	1.86	2.06	(0.39)	—	(0.39)	10.37	25.10	241,432	0.94		0.94		2.31		43
Year ended 10/31/08	16.89	0.35	(7.05)	(6.70)	(0.26)	(1.23)	(1.49)	8.70	(43.08)	209,494	0.87		0.87		2.71		38
Year ended 10/31/07	14.54	0.31	2.75	3.06	(0.29)	(0.42)	(0.71)	16.89	21.89	405,507	0.88		0.88		1.99		27
Year ended 10/31/06	11.97	0.33	2.78	3.11	(0.16)	(0.38)	(0.54)	14.54	26.86	193,959	0.95		0.95		2.45		21

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $46,327, $8,087, $21,235, $2,798, $1,858, $20,329 and $227,088 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

22        Invesco International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Core Equity Fund (formerly known as AIM International Core Equity Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

23        Invesco International Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,034.90	$8.05	$1,017.29	$7.98	1.57%

B	1,000.00	1,030.20	11.87	1,013.51	11.77	2.32

C	1,000.00	1,030.00	11.87	1,013.51	11.77	2.32

R	1,000.00	1,033.00	9.33	1,016.03	9.25	1.82

Y	1,000.00	1,035.30	6.77	1,018.55	6.72	1.32

Investor	1,000.00	1,034.40	8.05	1,017.29	7.98	1.57

Institutional	1,000.00	1,037.80	4.73	1,020.57	4.69	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco International Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco International Core Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

25        Invesco International Core Equity Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, and against the Lipper International Large-Cap Core Funds Index. The Board noted that the performance of Investor Class shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Investor Class shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate of Investor Class shares of the Fund was at the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco International Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
Foreign Taxes	$0.0332 per share
Foreign Source Income	$0.4171 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco International Core Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
I-ICE-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco International Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco International Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco International Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, all share classes of Invesco International Growth Fund, at net asset value, delivered double-digit gains, outperforming the Fund’s style-specific benchmark, the MSCI EAFE Growth Index. The Fund’s allocations in the Asia/Pacific region provided the largest contribution to this outperformance, with the Fund’s exposure to Japan leading the gains. Relative results also benefited from the Fund’s exposure to strong-performing emerging market stocks, a segment of the market not represented in the MSCI EAFE Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.68%

Class B Shares	15.78

Class C Shares	15.81

Class R Shares	16.32

Class Y Shares	16.94

Institutional Class Shares	17.12

MSCI EAFE Index▼ (Broad Market Index)	8.36

MSCI EAFE Growth Index▼ (Style-Specific Index)	12.12

Lipper International Multi-Cap Growth Funds Index▼ (Peer Group Index)	18.42

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. But, not all news was bad. Equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the fiscal year on a positive note.
     Looking at Asian markets, the message was pretty simple — growth fundamentals remain stronger than in the West. And, although we saw marginal differences in stock valuations, with slight premiums in some areas, it is nothing overly concerning, in our opinion.
     Turning to Europe, the European Central Bank (ECB) remained an interesting foil to the U.S. Federal Reserve (the Fed), as ECB officials showed little sign they were willing to provide additional economic stimulus, leaving the bulk of the quantitative easing to the Fed. As a result, we saw the slide in the euro’s value reverse during the first half of 2010. Since June, the euro has appreciated by double digits versus the dollar, which has sparked numerous headlines downplaying growth prospects for the eurozone economy. Nevertheless, Europe’s solid performance during a period of marked volatility served as a useful reminder that, in general, when people focus disproportionately on macroeconomic or gross domestic product (GDP) trends in a market, equity markets can surprise investors by moving against common wisdom consensus that economic growth and market performance are related.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. From a sector perspective, the Fund fared better than its style-specific benchmark in eight of 10 sectors. Significant outperformance came from the financials, health care and consumer discretionary sectors. In each instance, strong stock selection was a key driver of results.

Portfolio Composition
By sector

Consumer Discretionary	17.4%

Consumer Staples	13.7

Health Care	13.7

Financials	10.7

Industrials	10.5

Energy	9.2

Information Technology	7.4

Telecommunication Services	6.1

Utilities	3.1

Materials	2.8

Money Market Funds
Plus Other Assets Less Liabilities	5.4

Top 10 Equity Holdings*

1. Nidec Corp.	2.2%

2. Roche Holding AG	2.1

3. Teva Pharmaceutical Industries Ltd.	2.1

4. Nestle S.A.	2.0

5. Imperial Tobacco Group PLC	2.0

6. America Movil S.A.B de C.V.	1.9

7. Hyundai Mobis	1.8

8. Shire PLC	1.8

9. BHP Billiton Ltd.	1.8

10. Anheuser-Busch InBev N.V.	1.8

Top Five Countries

United Kingdom	20.9%

Japan	9.4

Germany	7.2

Switzerland	7.2

Australia	6.2

Total Net Assets	$3.67 billion

Total Number of Holdings*	88
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco International Growth Fund

     In the financials sector, Fund holdings delivered double-digit gains versus its style-specific index, which experienced negative performance in this sector for the period. An underweight exposure versus the index sector supported relative results as well. The underweight in financials was driven by the portfolio’s lack of exposure to large commercial banks and capital market stocks, a segment of the market where we remained suspect on the durability of balance sheets, particularly in large European banks. The exposure that we had in this sector was biased toward domestically geared emerging market banks in China and Brazil. Top Fund performers included Brazil-based Banco Bradesco and Singapore-based United Overseas Bank.
     In the health care sector, strong stock selection in the pharmaceuticals industry led to outperformance versus the index sector. Top contributors included Den-mark-based, leading insulin and diabetes care company Novo Nordisk, and global leader in advanced hearing loss solutions Cochlear (Australia). While in the consumer discretionary sector, particular strength was seen in the automobile and automobile component industry. Top stock-level contributors included South Korea-based manufacturer of automarket parts Hyundai Mobis and German auto manufacturer BMW. We sold our shares in BMW before the end of the period.
     In contrast, despite delivering double-digit gains in the materials sector, the Fund’s continued and underweight exposure was a drag on relative results. We question the ability of materials companies to maintain current return levels and are cautious on these companies’ ability to maintain capital discipline. Stock selection in the energy sector detracted as well. The largest stock-level detractors included French insurer Axa and Denmark-based Vestas Wind Systems. We sold our shares in Vestas during the period.
     In broad geographic terms, the Fund outperformed its style-specific index in all major regions with meaningful outperformance in Asia. The Fund’s exposure in Japan led outperformance in this region. Solid stock selection combined with an underweight in Japan, a relatively weak market over the period, drove relative results. Exposure in emerging Asian markets, including South Korea, India and the Philippines also helped as these markets saw significant gains during the reporting period. In contrast, relative gains were modestly offset by the negative impact of stock selection in France and Italy.
     Stock selection in the portfolio was driven by the underlying fundamentals of a company, not any top-down macroeconomic views. That being said, our belief in the strength of consumer growth outside the U.S. explains the Fund’s overweight exposure to the consumer discretionary sector. Similarly, healthy technology spending over the last several months was supportive of our overweight in the information technology sector. The portfolio’s overweight exposure in health care came down slightly, however we remained overweight in this sector. The portfolio ended the period with the largest underweight positions in materials, industrials and consumer staples. Our underweight in financials narrowed during the period as we added to select positions in the latter half of the year.
     Broadly speaking, although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for your continued investment in Invesco International Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clas Olsson
Portfolio manager and CIO of Invesco’s International Growth Investment Management Unit, is lead manager with respect to the Fund’s investments in Europe and Canada of Invesco International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Portfolio manager, is lead manager with respect to the Fund’s investments in Asia Pacific and Latin America of Invesco International Growth Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University. He also earned an M.B.A. in international business from the University of St. Thomas.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Growth Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is manager of Invesco International Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.

5	Invesco International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 3/31/92, Fund data from 4/7/92

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco International Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/7/92)	7.93%

10 Years	3.60

5 Years	5.70

1 Year	10.27

Class B Shares

Inception (9/15/94)	6.27%

10 Years	3.59

5 Years	5.79

1 Year	10.78

Class C Shares

Inception (8/4/97)	4.27%

10 Years	3.44

5 Years	6.11

1 Year	14.81

Class R Shares

10 Years	3.91%

5 Years	6.63

1 Year	16.32

Class Y Shares

10 Years	4.25%

5 Years	7.02

1 Year	16.94

Institutional Class Shares

Inception (3/15/02)	8.93%

5 Years	7.38

1 Year	17.12
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (4/7/92)	7.72%

10 Years	2.45

5 Years	4.15

1 Year	4.76

Class B Shares

Inception (9/15/94)	6.03%

10 Years	2.43

5 Years	4.21

1 Year	5.02

Class C Shares

Inception (8/4/97)	3.98%

10 Years	2.28

5 Years	4.54

1 Year	9.01

Class R Shares

10 Years	2.76%

5 Years	5.07

1 Year	10.60

Class Y Shares

10 Years	3.08%

5 Years	5.45

1 Year	11.16

Institutional Class Shares

Inception (3/15/02)	8.50%

5 Years	5.81

1 Year	11.35
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.53%, 2.28%, 2.28%, 1.78%, 1.28% and 1.05%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco International Growth Fund

Invesco International Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.
■	The Lipper International Multi-Cap Growth Funds Index is an unmanaged index considered representative of international multi-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AIIEX
Class B Shares	AIEBX
Class C Shares	AIECX
Class R Shares	AIERX
Class Y Shares	AIIYX
Institutional Class Shares	AIEVX

8	Invesco International Growth Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–93.61%
Australia–6.23%
BHP Billiton Ltd.	1,623,921	$67,022,713

Cochlear Ltd.	686,529	47,767,517

CSL Ltd.	1,007,236	32,449,643

QBE Insurance Group Ltd.	1,531,523	25,830,310

Woolworths Ltd.	921,476	25,547,181

WorleyParsons Ltd.	1,330,210	30,099,531

		228,716,895

Belgium–1.82%
Anheuser-Busch InBev N.V.	1,062,044	66,842,436

Brazil–1.58%
Banco Bradesco S.A.–ADR	2,786,574	57,960,739

Canada–5.12%
Bombardier Inc.–Class B	3,306,521	16,469,386

Canadian National Railway Co.	263,060	17,038,674

Canadian Natural Resources Ltd.	789,473	28,741,183

Cenovus Energy Inc.	998,901	27,795,676

Encana Corp.	746,327	21,082,146

Fairfax Financial Holdings Ltd.	71,171	29,112,491

Suncor Energy, Inc.	921,053	29,512,709

Talisman Energy Inc.	1,007,062	18,257,257

		188,009,522

China–1.59%
Industrial and Commercial Bank of China Ltd.–Class H	72,058,000	58,335,463

Denmark–1.69%
Novo Nordisk A.S.–Class B	591,727	62,166,404

France–4.87%
AXA S.A.	1,187,531	21,623,358

BNP Paribas	632,347	46,259,253

Cie Generale des Etablissements Michelin–Class B	243,058	19,337,334

Danone S.A.	552,475	34,974,843

Eutelsat Communications	613,808	23,079,713

Total S.A.	619,585	33,677,260

		178,951,761

Germany–7.21%
Adidas AG	727,367	47,459,043

Bayer AG	647,185	48,469,074

Bayerische Motoren Werke AG	813,221	58,383,323

Fresenius Medical Care AG & Co. KGaA	566,979	36,125,870

Puma AG Rudolf Dassler Sport	115,742	38,538,127

SAP AG	684,171	35,687,719

		264,663,156

Hong Kong–1.67%
Hutchison Whampoa Ltd.	4,011,000	39,595,508

Li & Fung Ltd.	4,106,000	21,828,248

		61,423,756

India–1.71%
Bharat Heavy Electricals Ltd.	363,894	18,056,925

Infosys Technologies Ltd.	743,465	44,825,873

		62,882,798

Israel–2.07%
Teva Pharmaceutical Industries Ltd.–ADR	1,461,762	75,865,448

Italy–1.40%
Finmeccanica S.p.A.	2,082,054	29,071,227

UniCredit S.p.A.	8,623,538	22,451,561

		51,522,788

Japan–9.43%
Canon Inc.	695,300	31,972,353

Denso Corp.	920,200	28,645,470

Fanuc Ltd.	444,400	64,663,379

Hoya Corp.	508,000	11,816,458

Keyence Corp.	132,900	32,763,262

Komatsu Ltd.	1,116,600	27,189,398

Nidec Corp.	818,200	80,484,271

Toyota Motor Corp.	839,600	29,719,374

Yamada Denki Co., Ltd.	598,600	38,768,858

		346,022,823

Mexico–3.51%
America Movil S.A.B. de C.V.–Series L–ADR	1,244,698	71,271,407

Fomento Economico Mexicano, S.A.B. de C.V.–ADR	429,795	23,600,044

Grupo Televisa S.A.–ADR	1,512,645	33,958,880

		128,830,331

Netherlands–4.02%
Koninklijke (Royal) KPN N.V.	2,361,101	39,442,665

Koninklijke Ahold N.V.	2,796,242	38,653,999

TNT N.V.	1,352,858	35,971,290

Unilever N.V.	1,126,566	33,412,472

		147,480,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco International Growth Fund

	Shares	Value

Philippines–1.18%
Philippine Long Distance Telephone Co.	697,300	$43,366,684

Russia–1.44%
Gazprom OAO–ADR	1,593,143	34,877,274

VimpelCom Ltd.–ADR(a)	1,163,688	17,839,337

		52,716,611

Singapore–2.70%
Keppel Corp. Ltd.	7,111,000	54,831,013

United Overseas Bank Ltd.	3,065,000	44,220,114

		99,051,127

South Korea–2.58%
Hyundai Mobis	270,922	67,546,906

NHN Corp.(a)	153,709	27,253,853

		94,800,759

Sweden–0.69%
Kinnevik Investment AB–Class B	892,207	18,404,689

Telefonaktiebolaget LM Ericsson–Class B	639,353	7,019,972

		25,424,661

Switzerland–7.15%
Julius Baer Group Ltd.	754,266	31,835,206

Nestle S.A.	1,329,540	72,868,129

Novartis AG	763,284	44,244,414

Roche Holding AG	519,545	76,279,468

Syngenta AG	134,238	37,126,177

		262,353,394

Taiwan–2.05%
Hon Hai Precision Industry Co., Ltd.	8,195,640	31,137,782

Taiwan Semiconductor Manufacturing Co. Ltd.	21,464,887	44,092,075

		75,229,857

Turkey–0.96%
Akbank T.A.S.	5,654,448	35,205,469

United Kingdom–20.94%
BG Group PLC	2,380,103	46,302,216

British American Tobacco PLC	1,230,969	46,942,683

Centrica PLC	9,776,850	52,040,614

Compass Group PLC	6,677,208	54,724,824

Imperial Tobacco Group PLC	2,225,788	71,291,939

Informa PLC	5,154,069	36,006,470

International Power PLC	9,166,220	61,288,994

Kingfisher PLC	8,569,484	32,652,043

Next PLC	1,020,426	37,360,403

Reckitt Benckiser Group PLC	640,573	35,831,279

Reed Elsevier PLC	4,373,074	37,487,324

Royal Dutch Shell PLC–Class B	1,161,353	37,188,806

Shire PLC	2,860,165	67,057,937

Smith & Nephew PLC	1,553,618	13,666,598

Tesco PLC	7,606,201	52,021,985

Vodafone Group PLC	19,800,537	53,887,291

WPP PLC	2,838,669	33,056,580

		768,807,986

Total Common Stocks & Other Equity Interests (Cost $2,554,052,720)		3,436,631,294

Preferred Stocks–0.84%
Brazil–0.84%
Petroleo Brasileiro S.A.–ADR–Pfd. (Cost $19,497,317)	989,160	30,851,900

Money Market Funds–5.32%
Liquid Assets Portfolio–Institutional Class(b)	97,572,763	97,572,763

Premier Portfolio–Institutional Class(b)	97,572,763	97,572,763

Total Money Market Funds (Cost $195,145,526)		195,145,526

TOTAL INVESTMENTS–99.77% (Cost $2,768,695,563)		3,662,628,720

OTHER ASSETS LESS LIABILITIES–0.23%		8,625,697

NET ASSETS–100.00%		$3,671,254,417

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco International Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $2,573,550,037)	$3,467,483,194

Investments in affiliated money market funds, at value and cost	195,145,526

Total investments, at value (Cost $2,768,695,563)	3,662,628,720

Foreign currencies, at value (Cost $1,733,858)	1,743,881

Receivables for:
Investments sold	52,503,534

Fund shares sold	7,169,529

Dividends	7,849,256

Investment for trustee deferred compensation and retirement plans	93,171

Other assets	49,996

Total assets	3,732,038,087

Liabilities:
Payables for:
Investments purchased	51,133,403

Fund shares reacquired	6,097,746

Accrued fees to affiliates	2,485,656

Accrued other operating expenses	697,951

Trustee deferred compensation and retirement plans	368,914

Total liabilities	60,783,670

Net assets applicable to shares outstanding	$3,671,254,417

Net assets consist of:
Shares of beneficial interest	$2,899,381,965

Undistributed net investment income	39,884,368

Undistributed net realized gain (loss)	(162,463,755)

Unrealized appreciation	894,451,839

$3,671,254,417

Net Assets:
Class A	$1,958,940,030

Class B	$51,950,280

Class C	$142,898,354

Class R	$115,236,722

Class Y	$173,313,000

Institutional Class	$1,228,916,031

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	72,580,118

Class B	2,082,593

Class C	5,723,416

Class R	4,316,733

Class Y	6,400,454

Institutional Class	44,833,837

Class A:
Net asset value per share	$26.99

Maximum offering price per share
(Net asset value of $26.99 divided by 94.50%)	$28.56

Class B:
Net asset value and offering price per share	$24.95

Class C:
Net asset value and offering price per share	$24.97

Class R:
Net asset value and offering price per share	$26.70

Class Y:
Net asset value and offering price per share	$27.08

Institutional Class:
Net asset value and offering price per share	$27.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco International Growth Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $6,897,835)	$75,082,986

Dividends from affiliated money market funds	264,843

Interest	13,392

Total investment income	75,361,221

Expenses:
Advisory fees	28,666,845

Administrative services fees	599,177

Custodian fees	1,639,501

Distribution fees:
Class A	4,621,209

Class B	559,030

Class C	1,401,882

Class R	449,651

Transfer agent fees — A, B, C, R and Y	5,205,385

Transfer agent fees — Institutional	795,930

Trustees’ and officers’ fees and benefits	103,613

Other	586,748

Total expenses	44,628,971

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(365,451)

Net expenses	44,263,520

Net investment income	31,097,701

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	57,134,615

Foreign currencies	(559,637)

56,574,978

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $298,179)	421,272,208

Foreign currencies	(102,913)

421,169,295

Net realized and unrealized gain	477,744,273

Net increase in net assets resulting from operations	$508,841,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco International Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$31,097,701	$31,642,543

Net realized gain (loss)	56,574,978	(174,435,656)

Change in net unrealized appreciation	421,169,295	727,597,063

Net increase in net assets resulting from operations	508,841,974	584,803,950

Distributions to shareholders from net investment income:
Class A	(22,032,203)	(30,050,904)

Class B	(408,547)	(549,705)

Class C	(943,994)	(889,900)

Class R	(705,248)	(569,057)

Class Y	(997,224)	(53,455)

Institutional Class	(15,085,528)	(14,874,374)

Total distributions from net investment income	(40,172,744)	(46,987,395)

Distributions to shareholders from net realized gains:
Share transactions–net:
Class A	(39,448,094)	(39,175,497)

Class B	(17,226,913)	(27,635,181)

Class C	(15,251,325)	(11,093,398)

Class R	39,211,705	18,029,831

Class Y	94,498,967	41,132,732

Institutional Class	162,072,812	240,543,830

Net increase in net assets resulting from share transactions	223,857,152	221,802,317

Net increase in net assets	692,526,382	759,618,872

Net assets:
Beginning of year	2,978,728,035	2,219,109,163

End of year (includes undistributed net investment income of $39,884,368 and $39,778,157, respectively)	$3,671,254,417	$2,978,728,035

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco International Growth Fund, formerly AIM International Growth Fund (the “Fund”), is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), formerly AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco International Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        Invesco International Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco International Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $346,787.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $3,599.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $129,400 in front-end sales commissions from the sale of Class A shares and $2,372, $106,914 and $13,852 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

16        Invesco International Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$47,767,517	$180,949,378	$—	$228,716,895

Brazil	88,812,639	—	—	88,812,639

Belgium	—	66,842,436	—	66,842,436

Canada	188,009,522	—	—	188,009,522

China	—	58,335,463	—	58,335,463

Denmark	—	62,166,404	—	62,166,404

France	155,872,047	23,079,714	—	178,951,761

Germany	119,272,633	145,390,523	—	264,663,156

Hong Kong	—	61,423,756	—	61,423,756

India	—	62,882,798	—	62,882,798

Israel	75,865,448	—	—	75,865,448

Italy	29,071,227	22,451,561	—	51,522,788

Japan	28,645,470	317,377,353	—	346,022,823

Mexico	128,830,331	—	—	128,830,331

Netherlands	147,480,426	—	—	147,480,426

Philippines	43,366,684	—	—	43,366,684

Russia	17,839,337	34,877,274	—	52,716,611

Singapore	54,831,013	44,220,114	—	99,051,127

South Korea	27,253,853	67,546,906	—	94,800,759

Sweden	25,424,661	—	—	25,424,661

Switzerland	189,485,265	72,868,129	—	262,353,394

Taiwan	—	75,229,857	—	75,229,857

Turkey	—	35,205,469	—	35,205,469

United Kingdom	622,391,253	146,416,733	—	768,807,986

United States	195,145,526	—	—	195,145,526

	$2,185,364,852	$1,477,263,868	$—	$3,662,628,720

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $47,646 and securities sales of $16,567, which resulted in net realized gains of $0.

17        Invesco International Growth Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,065.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $10,677 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$40,172,744	$46,987,395

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$40,248,603

Net unrealized appreciation — investments	893,677,405

Net unrealized appreciation — other investments	518,682

Temporary book/tax differences	(364,235)

Capital loss carryforward	(162,208,003)

Shares of beneficial interest	2,899,381,965

Total net assets	$3,671,254,417

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $47,185,899 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$162,208,003

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco International Growth Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $1,052,337,878 and $759,234,244, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$937,180,582

Aggregate unrealized (depreciation) of investment securities	(43,503,177)

Net unrealized appreciation of investment securities	$893,677,405

Cost of investments for tax purposes is $2,768,951,315.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distribution reclasses, on October 31, 2010, undistributed net investment income was increased by $9,181,254 and undistributed net realized gain (loss) was decreased by $9,181,254. This reclassification had no effect on the net assets of the Fund.

19        Invesco International Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	17,385,142	$423,963,466	29,993,460	$598,120,177

Class B	276,789	6,287,392	342,204	6,234,030

Class C	878,681	20,023,442	1,503,171	28,129,181

Class R	2,674,629	65,719,937	1,665,778	33,210,045

Class Y	5,522,934	137,692,880	5,159,318	102,994,361

Institutional Class	17,940,318	450,484,342	18,409,904	375,160,439

Issued as reinvestment of dividends:
Class A	771,653	18,882,349	1,521,665	27,146,524

Class B	16,967	386,168	31,079	516,839

Class C	38,058	866,964	49,591	825,695

Class R	29,077	705,128	32,142	568,908

Class Y	31,679	775,808	2,893	51,635

Institutional Class	567,637	14,054,686	800,447	14,432,059

Automatic conversion of Class B shares to Class A shares:
Class A	495,082	12,118,973	941,301	17,991,546

Class B	(533,827)	(12,118,973)	(1,010,183)	(17,991,546)

Reacquired:(b)
Class A	(20,165,137)	(494,412,882)	(34,664,924)	(682,433,744)

Class B	(520,359)	(11,781,500)	(942,074)	(16,394,504)

Class C	(1,597,796)	(36,141,731)	(2,287,675)	(40,048,274)

Class R	(1,128,843)	(27,213,360)	(807,857)	(15,749,122)

Class Y	(1,809,474)	(43,969,721)	(2,640,152)	(61,913,264)

Institutional Class	(12,267,329)	(302,466,216)	(7,821,889)	(149,048,668)

Net increase in share activity	8,605,881	$223,857,152	10,278,199	$221,802,317

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $145,567 and $124,805 allocated among the classes based on relative net assets of each class for the years ended October 31, 2010 and 2009, respectively.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco International Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/10	$23.41	$0.21	$3.66	$3.87	$(0.29)	$—	$(0.29)	$26.99	16.68%	$1,958,940	1.43	%(e)	1.44	%(e)	0.85	%(e)	25%
Year ended 10/31/09	19.04	0.24	4.52	4.76	(0.39)	—	(0.39)	23.41	25.65	1,734,895	1.49		1.51		1.24		26
Year ended 10/31/08	36.57	0.40	(15.91)	(15.51)	(0.18)	(1.84)	(2.02)	19.04	(47.34)	1,452,469	1.44		1.45		1.38		38
Year ended 10/31/07	27.85	0.28	8.72	9.00	(0.19)	(0.09)	(0.28)	36.57	32.55	2,899,666	1.44		1.47		0.87		22
Year ended 10/31/06	21.63	0.14	6.26	6.40	(0.18)	—	(0.18)	27.85	29.73	1,908,453	1.54		1.58		0.53		37

Class B
Year ended 10/31/10	21.68	0.02	3.40	3.42	(0.15)	—	(0.15)	24.95	15.83	51,950	2.18	(e)	2.19	(e)	0.10	(e)	25
Year ended 10/31/09	17.52	0.09	4.20	4.29	(0.13)	—	(0.13)	21.68	24.72	61,649	2.24		2.26		0.49		26
Year ended 10/31/08	33.88	0.17	(14.69)	(14.52)	—	(1.84)	(1.84)	17.52	(45.03)	77,465	2.19		2.20		0.63		38
Year ended 10/31/07	25.84	0.03	8.10	8.13	—	(0.09)	(0.09)	33.88	31.55	252,203	2.19		2.22		0.12		22
Year ended 10/31/06	20.08	(0.05)	5.83	5.78	(0.02)	—	(0.02)	25.84	28.80	247,939	2.29		2.33		(0.22)		37

Class C
Year ended 10/31/10	21.70	0.02	3.40	3.42	(0.15)	—	(0.15)	24.97	15.81	142,898	2.18	(e)	2.19	(e)	0.10	(e)	25
Year ended 10/31/09	17.53	0.09	4.21	4.30	(0.13)	—	(0.13)	21.70	24.76	139,000	2.24		2.26		0.49		26
Year ended 10/31/08	33.91	0.17	(14.71)	(14.54)	—	(1.84)	(1.84)	17.53	(45.05)	125,172	2.19		2.20		0.63		38
Year ended 10/31/07	25.86	0.03	8.11	8.14	—	(0.09)	(0.09)	33.91	31.57	274,266	2.19		2.22		0.12		22
Year ended 10/31/06	20.10	(0.05)	5.83	5.78	(0.02)	—	(0.02)	25.86	28.78	183,360	2.29		2.33		(0.22)		37

Class R
Year ended 10/31/10	23.18	0.15	3.62	3.77	(0.25)	—	(0.25)	26.70	16.36	115,237	1.68	(e)	1.69	(e)	0.60	(e)	25
Year ended 10/31/09	18.80	0.20	4.49	4.69	(0.31)	—	(0.31)	23.18	25.44	63,544	1.74		1.76		0.99		26
Year ended 10/31/08	36.18	0.32	(15.74)	(15.42)	(0.12)	(1.84)	(1.96)	18.80	(44.78)	34,821	1.69		1.70		1.13		38
Year ended 10/31/07	27.58	0.20	8.63	8.83	(0.14)	(0.09)	(0.23)	36.18	32.21	48,321	1.69		1.72		0.62		22
Year ended 10/31/06	21.43	0.07	6.21	6.28	(0.13)	—	(0.13)	27.58	29.41	19,070	1.79		1.83		0.28		37

Class Y
Year ended 10/31/10	23.48	0.27	3.67	3.94	(0.34)	—	(0.34)	27.08	16.94	173,313	1.18	(e)	1.19	(e)	1.10	(e)	25
Year ended 10/31/09	19.04	0.32	4.52	4.84	(0.40)	—	(0.40)	23.48	26.05	62,343	1.24		1.26		1.49		26
Year ended 10/31/08(f)	22.36	0.02	(3.34)	(3.32)	—	—	—	19.04	(14.85)	2,537	1.25	(g)	1.27	(g)	1.57	(g)	38

Institutional Class
Year ended 10/31/10	23.77	0.31	3.72	4.03	(0.39)	—	(0.39)	27.41	17.12	1,228,916	1.02	(e)	1.03	(e)	1.26	(e)	25
Year ended 10/31/09	19.36	0.35	4.58	4.93	(0.52)	—	(0.52)	23.77	26.32	917,297	1.01		1.03		1.72		26
Year ended 10/31/08	37.14	0.52	(16.17)	(15.65)	(0.29)	(1.84)	(2.13)	19.36	(44.38)	526,647	1.03		1.04		1.79		38
Year ended 10/31/07	28.26	0.42	8.84	9.26	(0.29)	(0.09)	(0.38)	37.14	33.13	833,977	1.02		1.05		1.30		22
Year ended 10/31/06	21.97	0.25	6.35	6.60	(0.31)	—	(0.31)	28.26	30.32	288,408	1.08		1.12		0.99		37

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,848,483, $55,903, $140,188, $89,930, $103,334, and $1,068,070 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds)
and Shareholders of Invesco International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Growth Fund (formerly known as AIM International Growth Fund; one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

22        Invesco International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,084.40	$7.57	$1,017.95	$7.32	1.44%

B	1,000.00	1,080.10	11.48	1,014.17	11.12	2.19

C	1,000.00	1,080.50	11.48	1,014.17	11.12	2.19

R	1,000.00	1,082.80	8.87	1,016.69	8.59	1.69

Y	1,000.00	1,085.80	6.26	1,019.21	6.06	1.19

Institutional	1,000.00	1,086.40	5.47	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco International Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper International Large-Cap Growth Funds Index and the Lipper International Multi-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in

24        Invesco International Growth Fund

the third quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Lipper International Large-Cap Growth Funds Index for the one, three and five year periods. The Board also noted that the Fund’s performance was below the performance of the Lipper International Multi-Cap Growth Funds Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was above the effective fee rate for the other mutual fund. The Board also noted that Invesco Advisers sub-advises other mutual funds with similar investment strategies and that the sub-advisory fee is below the advisory fee for the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0497 Per Share
Foreign Source Income	$0.6467 Per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco International Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

IGR-AR-1           Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 2010	Services Rendered	fiscal year end 2009
	to the Registrant	Pursuant to Waiver of	to the Registrant	Pursuant to Waiver of
	for fiscal year end	Pre-Approval	for fiscal year end	Pre-Approval
	2010	Requirement(1)	2009	Requirement(1)

Audit Fees	$199,800	N/A	$233,296	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$39,200	0%	$47,095	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$239,000	0%	$280,391	0%
PWC billed the Registrant aggregate non-audit fees of $39,200 for the fiscal year ended 2010, and $47,095 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns. Tax fees for fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for
	Non-Audit Services		Non-Audit Services
	Rendered to Invesco		Rendered to Invesco
	and Invesco		and Invesco
	Affiliates for	Percentage of Fees Billed	Affiliates for	Percentage of Fees Billed
	fiscal year end	Applicable to Non-Audit	fiscal year end	Applicable to Non-Audit
	2010 That Were	Services Provided for	2009 That Were	Services Provided for
	Required	fiscal year end 2010	Required	fiscal year end 2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 7, 2011

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.